Exhibit 10.10

Space Apprentices Enterprise Inc.

2018 Stock Plan

Adopted on_____________, 20___

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SECTION 8. PAYMENT FOR SHARES		9
(a)	General Rule	9
(b)	Services Rendered	9
(c)	Promissory Note	9
(d)	Surrender of Stock	9
(e)	Cashless Exercise	9
(f)	Net Exercise	10
(g)	Other Forms of Payment	10

SECTION 9. ADJUSTMENT OF SHARES		10
(a)	General 8
(b)	Corporate Transactions	11
(c)	Dissolution or Liquidation	12
(d)	Reservation of Rights	12

SECTION 10. MISCELLANEOUS PROVISIONS		12
(a)	Securities Law Requirements	12
(b)	No Retention Rights	13
(c)	Treatment as Compensation	13
(d)	Governing Law	13
(e)	Conditions and Restrictions on Shares	13
(f)	Tax Matters	13

SECTION 11. DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL		14
(a)	Term of the Plan	14
(b)	Right to Amend or Terminate the Plan	14
(c)	Effect of Amendment or Termination	14
(d)	Stockholder Approval	14

SECTION 12. DEFINITIONS		14

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Space Apprentices Enterprise Inc. 2018 Stock Plan

SECTION 1. ESTABLISHMENT AND PURPOSE.

The purpose of this Plan is to attract, incentivize and retain Employees, Outside Directors and Consultants through the grant of Awards. The Plan provides for the direct award or sale of Shares, the grant of Options to purchase Shares and the grant of Restricted Stock Units to acquire Shares. Options granted under the Plan may be ISOs intended to qualify under Code Section 422 or NSOs which are not intended to so qualify.

Capitalized terms are defined in Section 12.

SECTION 2. ADMINISTRATION.

(a) Committees of the Board of Directors. The Plan may be administered by one or more Committees. Each Committee shall consist, as required by applicable law, of one or more members of the Board of Directors who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as the Board of Directors has assigned to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan. Any reference to the Board of Directors in the Plan or an Award Agreement shall be construed as a reference to the Committee (if any) to whom the Board of Directors has assigned a particular function.

(b) Authority of the Board of Directors. Subject to the provisions of the Plan, the Board of Directors shall have full authority and discretion to take any actions it deems necessary or advisable for the administration of the Plan. Notwithstanding anything to the contrary in the Plan, with respect to the terms and conditions of awards granted to Participants outside the United States, the Board of Directors may vary from the provisions of the Plan to the extent it determines it necessary and appropriate to do so; provided that it may not vary from those Plan terms requiring stockholder approval pursuant to Section 11(d) below. All decisions, interpretations and other actions of the Board of Directors shall be final and binding on all Participants and all persons deriving their rights from a Participant.

SECTION 3. ELIGIBILITY.

(a) General Rule. Employees, Outside Directors and Consultants shall be eligible for the grant of Awards under the Plan.1 However, only Employees shall be eligible for the grant of ISOs.

(b) TenPercent Stockholders. A person who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, its Parent or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110% of the Fair Market Value of a Share on the Date of Grant and (ii) such ISO by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Subsection (b), in determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

SECTION 4. STOCK SUBJECT TO PLAN.

(a) Basic Limitation. Not more than Shares may be issued under the Plan, subject to Subsection (b) below and Section 9(a).2 All of these Shares may be issued upon the exercise of ISOs. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Shares offered under the Plan may be authorized but unissued Shares or treasury Shares.

(b) Additional Shares. In the event that Shares previously issued under the Plan are forfeited to or repurchased by the Company due to failure to vest, such Shares shall be added to the number of Shares then available for issuance under the Plan. In the event that Shares that otherwise would have been issuable under the Plan are withheld by the Company in payment of the Purchase Price, Exercise Price or withholding taxes, such Shares shall remain available for issuance under the Plan. In the event that an outstanding Option, Restricted Stock Unit or other right for any reason expires or is canceled, the Shares allocable to the unexercised or unsettled portion of such Option, Restricted Stock Unit or other right shall remain available for issuance under the Plan. To the extent an Award is settled in cash, the cash settlement shall not reduce the number of Shares remaining available for issuance under the Plan. Notwithstanding the foregoing, in the case of ISOs, this Subsection (b) shall be subject to any limitations imposed under Section 422 of the Code and the treasury regulations thereunder.

[1]	Note that special considerations apply if the Company proposes to grant awards to an Employee or Consultant of a Parent company.
[2]	Please refer to Exhibit A for a schedule of the initial share reserve and any subsequent increases in the reserve.

SECTION 5. TERMS AND CONDITIONS OF AWARDS OR SALES.

(a) Stock Grant or Purchase Agreement. Each award of Shares under the Plan shall be evidenced by a Stock Grant Agreement between the Grantee and the Company. Each sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Purchaser and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Stock Grant Agreement or Stock Purchase Agreement. The provisions of the various Stock Grant Agreements and Stock Purchase Agreements entered into under the Plan need not be identical.

(b) Duration of Offers and Nontransferability of Rights. Any right to purchase Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Purchaser within 30 days (or such other period as may be specified in the Award Agreement) after the grant of such right was communicated to the Purchaser by the Company. Such right is not transferable and may be exercised only by the Purchaser to whom such right was granted.

(c) Purchase Price. The Board of Directors shall determine the Purchase Price of Shares to be offered under the Plan at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

SECTION 6. TERMS AND CONDITIONS OF OPTIONS.

(a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. The Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and that the Board of Directors deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

(b) Number of Shares. Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or an NSO.

(c) Exercise Price.

(i) General. Each Stock Option Agreement shall specify the Exercise Price, which shall be payable in a form described in Section 8. Subject to the remaining provisions of this Subsection (c), the Exercise Price shall be determined by the Board of Directors in its sole discretion.

(ii) ISOs. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant, and a higher percentage may be required by Section 3(b). This Subsection (c)(ii) shall not apply to an ISO granted pursuant to an assumption of, or substitution for, another incentive stock option in a manner that complies with Code Section 424(a).

(iii) NSOs. Except as specifically set forth in this Subsection (c)(iii), the Exercise Price of an NSO shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant. This Subsection (c)(iii) shall not apply to an NSO granted to a person who is not a U.S. taxpayer on the Date of Grant or to an NSO that is intended either to be exempt from Code Section 409A as a “short-term deferral” or to comply with the requirements of Code Section 409A. In addition, this Subsection (c)(iii) shall not apply to an NSO granted pursuant to an assumption of, or substitution for, another stock option in a manner that complies with Code Section 409A.

(d) Vesting and Exercisability. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become vested and exercisable. No Option shall be exercisable unless the Optionee (i) has delivered an executed copy of the Stock Option Agreement to the Company or

(ii) otherwise agrees to be bound by the terms of the Stock Option Agreement. The Board of Directors shall determine the vesting and exercisability provisions of the Stock Option Agreement at its sole discretion.

(e) Basic Term. The Stock Option Agreement shall specify the term of the Option. The term shall not exceed 10 years from the Date of Grant, and in the case of an ISO, a shorter term may be required by Section 3(b). Subject to the preceding sentence, the Board of Directors at its sole discretion shall determine when an Option is to expire.

(f) Termination of Service (Except by Death).

If an Optionee’s Service terminates for any reason other than the Optionee’s death, then the Optionee’s Options shall expire on the earliest of the following dates:

(i) The expiration date determined pursuant to Subsection (e) above;

(ii) The date three months after the termination of the Optionee’s Service for any reason other than Disability, or such earlier or later date as the Board of Directors may determine (but in no event earlier than 30 days after the termination of the Optionee’s Service); or

(iii) The date six months after the termination of the Optionee’s Service by reason of Disability, or such later date as the Board of Directors may determine.

The Optionee may exercise all or part of the Optionee’s Options at any time before the expiration of such Options under the preceding sentence, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). In the event that the Optionee dies after the termination of the Optionee’s Service but before the expiration of the Optionee’s Options, all or part of such Options may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s Service terminated (or became exercisable as a result of the termination) and the underlying Shares had vested before the Optionee’s Service terminated (or vested as a result of the termination). In no event will an Option, or the Shares underlying an Option, become vested and/or exercisable after termination of the Optionee’s Service unless the Board of Directors takes affirmative action or unless expressly provided in a written agreement between the Company and the Optionee.

(g) Leaves of Absence. For purposes of Subsection (f) above, Service shall be deemed to continue while the Optionee is on a bona fide leave of absence approved by the Company in writing.

(h) Death of Optionee. If an Optionee dies while the Optionee is in Service, then the Optionee’s Options shall expire on the earlier of the following dates:

(i) The expiration date determined pursuant to Subsection (e) above; or

(ii) The date 12 months after the Optionee’s death, or such earlier or later date as the Board of Directors may determine (but in no event earlier than six months after the Optionee’s death).

All or part of the Optionee’s Options may be exercised at any time before the expiration of such Options under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired such Options directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that such Options had become exercisable before the Optionee’s death (or became exercisable as a result of the death) and the underlying Shares had vested before the Optionee’s death (or vested as a result of the Optionee’s death). In no event will an Option, or the Shares underlying an Option, become vested and/or exercisable after the Optionee’s death unless the Board of Directors takes affirmative action or unless expressly provided in a written agreement between the Company and the Optionee.

(i) Restrictions on Transfer of Options. An Option shall be transferable by the Optionee only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. If the Board of Directors so provides, in a Stock Option Agreement or otherwise, an NSO may be transferable to the extent permitted by Rule 701 under the Securities Act. An ISO may be exercised during the lifetime of the Optionee only by the Optionee or by the Optionee’s guardian or legal representative.

(j) No Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by the Optionee’s Option until such person submits a notice of exercise, pays the Exercise Price and satisfies all applicable withholding taxes pursuant to the terms of such Option.

(k) Modification, Extension and Assumption of Options. Within the limitations of the Plan, the Board of Directors may modify, reprice, extend or assume outstanding Options or may accept the cancellation of outstanding options (whether granted by the Company or another issuer) in return for the grant of new Options or a different type of award for the same or a different number of Shares and at the same or a different Exercise Price (if applicable). The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair the Optionee’s rights or increase the Optionee’s obligations under such Option; provided, however, that a modification of an Option that is otherwise favorable to the Optionee (for example, providing the Optionee with additional time to exercise the Option after termination of employment or providing for additional forms of payment) but causes the Option to lose its tax-favored status (for example, as an ISO) shall not require the consent of the Optionee.

(l) Company’s Right to Cancel Certain Options. Any other provision of the Plan or a Stock Option Agreement notwithstanding, the Company shall have the right at any time to cancel an Option that was not granted in compliance with Rule 701 under the Securities Act. Prior to canceling such Option, the Company shall give the Optionee not less than 30 days’ notice in writing. If the Company elects to cancel such Option, it shall deliver to the Optionee consideration with an aggregate value equal to the excess of (i) the Fair Market Value of the Shares subject to such Option as of the time of the cancellation over (ii) the Exercise Price of such Option. The consideration may be delivered in the form of cash or cash equivalents, in the form of Shares, or a combination of both. If the consideration would be a negative amount, such Option may be cancelled without the delivery of any consideration.

SECTION 7. TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

(a) Restricted Stock Unit Agreement. Each grant of Restricted Stock Units under the Plan shall be evidenced by a Restricted Stock Unit Agreement between the recipient and the Company. Such Restricted Stock Units shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions that are not inconsistent with the Plan and which the Board of Directors deems appropriate for inclusion in a Restricted Stock Unit Agreement. The provisions of the various Restricted Stock Unit Agreements entered into under the Plan need not be identical.

(b) Payment for Restricted Stock Units. No cash consideration shall be required of the recipient in connection with the grant of Restricted Stock Units.

(c) Vesting Conditions. Each Restricted Stock Unit Agreement shall specify the vesting requirements applicable to the Restricted Stock Units subject thereto, which the Board of Directors shall determine in its sole discretion.

(d) Forfeiture. Unless a Restricted Stock Unit Agreement provides otherwise, upon termination of the recipient’s Service and upon such other times specified in the Restricted Stock Unit Agreement, any unvested Restricted Stock Units shall be forfeited to the Company.

(e) Voting and Dividend Rights. The holders of Restricted Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Restricted Stock Unit granted under the Plan may, at the discretion of the Board of Directors, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. Dividend equivalents may be converted into additional Restricted Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Restricted Stock Units to which they attach.

(f) Form and Time of Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination of both, as determined by the Board of Directors. The actual number of Restricted Stock Units eligible for settlement may be larger or smaller than the number included in the original award, based on predetermined performance factors. Vested Restricted Stock Units shall be settled in such manner and at such time(s) as specified in the Restricted Stock Unit Agreement. Until Restricted Stock Units are settled, the number of Shares represented by such Restricted Stock Units shall be subject to adjustment pursuant to Section 9.

(g) Death of Recipient. Any Restricted Stock Units that become distributable after the Participant’s death shall be distributed to the Participant’s estate or to any person who has acquired such Restricted Stock Units directly from the recipient by beneficiary designation, bequest or inheritance.

(h) Creditors’ Rights. A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Restricted Stock Unit Agreement.

(i) Modification, Extension and Assumption of Restricted Stock Units. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding restricted stock units (whether granted by the Company or a different issuer). The foregoing notwithstanding, no modification of a Restricted Stock Unit shall, without the consent of the Participant, impair the Participant’s rights or increase the Participant’s obligations under such Restricted Stock Unit.

(j) Restrictions on Transfer of Restricted Stock Units. A Restricted Stock Unit shall be transferable by the Participant only by (i) a beneficiary designation, (ii) a will or (iii) the laws of descent and distribution, except as provided in the next sentence. In addition, if the Board of Directors so provides, in a Restricted Stock Unit Agreement or otherwise, a Restricted Stock Unit shall also be transferable to the extent permitted by Rule 701 under the Securities Act.

SECTION 8. PAYMENT FOR SHARES.

(a) General Rule. The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Shares are purchased, except as otherwise provided in this Section 8. In addition, the Board of Directors in its sole discretion may also permit payment through any of the methods described in (b) through (g) below.

(b) Services Rendered. Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to the award.

(c) Promissory Note. All or a portion of the Purchase Price or Exercise Price (as the case may be) of Shares issued under the Plan may be paid with a promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors in its sole discretion shall specify the term, interest rate, recourse, amortization requirements (if any) and other provisions of such note.

(d) Surrender of Stock. All or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when the Option is exercised.

(e) Cashless Exercise. All or part of the Exercise Price and any withholding taxes may be paid pursuant to a cashless exercise arrangement (whether through a securities broker or otherwise) established by the Company whereby Shares subject to an Option are sold and all or part of the sale proceeds are delivered to the Company.

(f) Net Exercise. An Option may permit exercise through a “net exercise” arrangement pursuant to which the Company will reduce the number of Shares issued upon exercise by the largest whole number of Shares having an aggregate Fair Market Value (determined by the Board of Directors as of the exercise date) that does not exceed the aggregate Exercise Price or the sum of the aggregate Exercise Price and any withholding taxes (with the Company accepting from the Optionee payment of cash or cash equivalents to satisfy any remaining balance of the aggregate Exercise Price and, if applicable, any additional withholding taxes not satisfied through such reduction in Shares); provided that to the extent Shares subject to an Option are withheld in this manner, the number of Shares subject to the Option following the net exercise will be reduced by the sum of the number of Shares withheld and the number of Shares delivered to the Optionee as a result of the exercise.

(g) Other Forms of Payment. To the extent that an Award Agreement so provides, the Purchase Price or Exercise Price of Shares issued under the Plan may be paid in any other form permitted by the Delaware General Corporation Law, as amended.

SECTION 9. ADJUSTMENT OF SHARES.

(a) General. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a combination or consolidation of the outstanding Stock into a lesser number of Shares, a reclassification, or any other increase or decrease in the number of issued shares of Stock effected without receipt of consideration by the Company, proportionate adjustments shall automatically be made, as applicable, in each of (i) the number and kind of Shares available under Section 4, (ii) the number and kind of Shares covered by each outstanding Option, Award of Restricted Stock Units and any outstanding and unexercised right to purchase Shares that has not yet expired pursuant to Section 5(b), (iii) the Exercise Price under each outstanding Option and the Purchase Price applicable to any unexercised stock purchase right described in clause (ii) above, and (iv) any repurchase price that applies to Shares granted under the Plan pursuant to the terms of a Company repurchase right under the applicable Award Agreement. In the event of a declaration of an extraordinary dividend payable in a form other than Shares in an amount that has a material effect on the Fair Market Value of the Stock, a recapitalization, a spin-off, or a similar occurrence, the Board of Directors at its sole discretion may make appropriate adjustments in one or more of the items listed in clauses (i) through (iv) above; provided, however, that the Board of Directors shall in any event make such adjustments as may be required by Section 25102(o) of the California Corporations Code to the extent the Company is relying on the exemption afforded thereunder with respect to an Award. No fractional Shares shall be issued under the Plan as a result of an adjustment under this Section 9(a), although the Board of Directors in its sole discretion may make a cash payment in lieu of fractional Shares.

(b) Corporate Transactions. In the event that the Company is a party to a merger or consolidation, or in the event of a sale of all or substantially all of the Company’s stock or assets, all Shares acquired under the Plan and all Awards outstanding on the effective date of the transaction shall be treated in the manner described in the definitive transaction agreement (or, in the event the transaction does not entail a definitive agreement to which the Company is party, in the manner determined by the Board of Directors in its capacity as administrator of the Plan, with such determination having final and binding effect on all parties), which agreement or determination need not treat all Awards (or all portions of an Award) in an identical manner. The treatment specified in the transaction agreement or as determined by the Board of Directors may include (without limitation) one or more of the following with respect to each outstanding Award:

(i) The Company, the surviving corporation or a parent thereof may continue or assume the Award or substitute a comparable award for the Award (including, but not limited to, an award to acquire the same consideration paid to the holders of Shares in the transaction). For avoidance of doubt, a comparable award need not be the same type of award as the Award for which it is substituted, and, in the case of an Option, need not have the same tax-status (e.g., an NSO may be substituted for an ISO).

(ii) The cancellation of the Award and a payment to the Participant with respect to each Share subject to the portion of the Award that is vested as of the transaction date equal to the excess of (A) the value, as determined by the Board of Directors in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of the transaction, over (if applicable) (B) the per-Share Exercise Price of the Award (such excess, the “Spread”). Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent having a value equal to the Spread. In addition, any escrow, indemnification, holdback, earn-out or similar provisions in the transaction agreement may apply to such payment to the same extent and in the same manner as such provisions apply to the holders of Stock. Receipt of the payment described in this Subsection (b)(ii) may be conditioned upon the Participant acknowledging such escrow, indemnification, holdback, earn-out or other provisions on a form prescribed by the Company. If the Spread applicable to an Award is zero or a negative number, then the Award may be cancelled without making a payment to the Participant.

(iii) Even if the Spread applicable to an Option is a positive number, the Option may be cancelled without the payment of any consideration; provided that the Optionee shall be notified of such treatment and given an opportunity to exercise the Option (to the extent the Option is vested or becomes vested as of the effective date of the transaction) during a period of not less than five (5) business days preceding the effective date of the transaction, unless (A) a shorter period is required to permit a timely closing of the transaction and (B) such shorter period still offers the Optionee a reasonable opportunity to exercise the Option.

(iv) In the case of an Option: (A) suspension of the Optionee’s right to exercise the Option during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to facilitate the closing of the transaction and/or (B) termination of any right the Optionee has to exercise the Option prior to vesting in the Shares subject to the Option (i.e., “early exercise”), such that following the closing of the transaction the Option may only be exercised to the extent it is vested.

For the avoidance of doubt, the Board of Directors has discretion to accelerate, in whole or part, the vesting and exercisability of an Award in connection with a corporate transaction covered by this Section 9(b).

(c) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, Restricted Stock Units and other rights to purchase Shares shall terminate immediately prior to the liquidation or dissolution of the Company.

(d) Reservation of Rights. Except as provided in Section 7(e) or this Section 9, a Participant shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Award. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10. MISCELLANEOUS PROVISIONS.

(a) Securities Law Requirements. Shares shall not be issued under the Plan unless, in the opinion of counsel acceptable to the Board of Directors, the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company’s securities may then be traded. The Company shall not be liable for a failure to issue Shares as a result of such requirements. Without limiting the foregoing, the Company may suspend the exercise of some or all outstanding Options for a period of up to 60 days in order to facilitate compliance with Securities Act Rule 701(e).

(b) No Retention Rights. Nothing in the Plan or in any right or Award granted under the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Treatment as Compensation. Any compensation that an individual earns or is deemed to earn under this Plan shall not be considered a part of his or her compensation for purposes of calculating contributions, accruals or benefits under any other plan or program that is maintained or funded by the Company, a Parent or a Subsidiary.

(d) Governing Law. The Plan and all awards, sales and grants under the Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except its choice-of-law provisions), as such laws are applied to contracts entered into and performed in such State.

(e) Conditions and Restrictions on Shares. Shares issued under the Plan shall be subject to such forfeiture conditions, rights of repurchase, rights of first refusal, other transfer restrictions and such other terms and conditions as the Board of Directors may determine. Such conditions and restrictions shall be set forth in the applicable Award Agreement and shall apply in addition to any restrictions that may apply to holders of Shares generally. In addition, Shares issued under the Plan shall be subject to conditions and restrictions imposed either by applicable law or by Company policy, as adopted from time to time, designed to ensure compliance with applicable law or laws with which the Company determines in its sole discretion to comply including in order to maintain any statutory, regulatory or tax advantage, which (for avoidance of doubt) need not be set forth in the applicable Award Agreement.

(f) Tax Matters.

(i) As a condition to the award, grant, issuance, vesting, purchase, exercise, settlement or transfer of any Award, or Shares issued pursuant to any Award, granted under this Plan, the Participant shall make such arrangements as the Board of Directors may require or permit for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such event.

(ii) Unless otherwise expressly set forth in an Award Agreement, it is intended that Awards shall be exempt from Code Section 409A, and any ambiguity in the terms of an Award Agreement and the Plan shall be interpreted consistently with this intent. To the extent an Award is not exempt from Code Section 409A (any such award, a “409A Award”), any ambiguity in the terms of such Award and the Plan shall be interpreted in a manner that to the maximum extent permissible supports the Award’s compliance with the requirements of that statute. Notwithstanding anything to the contrary permitted under the Plan, in no event shall a modification of an Award not already subject to Code Section 409A, or any subsequent action taken with respect to such Award, be given effect if such modification or action would cause the Award to become subject to Code Section 409A unless the parties explicitly acknowledge and consent to the modification or action as one having that effect. A 409A Award shall be subject to such additional rules and requirements as specified by the Board of Directors from time to time in order for it to comply with the requirements of Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” to an individual who is considered a “specified employee” (as each term is defined under Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to Section 409A(a)(1). In addition, if a transaction subject to Section 9(b) constitutes a payment event with respect to any 409A Award, then the transaction with respect to such award must also constitute a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Code Section 409A.

(iii) Neither the Company nor any member of the Board of Directors shall have any liability to a Participant in the event an Award held by the Participant fails to achieve its intended characterization under applicable tax law.

SECTION 11. DURATION AND AMENDMENTS; STOCKHOLDER APPROVAL.

(a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to approval of the Company’s stockholders under Subsection (d) below. The Plan shall terminate automatically 10 years after the later of (i) the date when the Board of Directors adopted the Plan or (ii) the date when the Board of Directors approved the most recent increase in the number of Shares reserved under Section 4 that was also approved by the Company’s stockholders. The Plan may be terminated on any earlier date pursuant to Subsection (b) below.

(b) Right to Amend or Terminate the Plan. Subject to Subsection (d) below, the Board of Directors may amend, suspend or terminate the Plan at any time and for any reason.

(c) Effect of Amendment or Termination. No Shares shall be issued or sold and no Award granted under the Plan after the termination thereof, except upon exercise or settlement of an Award granted under the Plan prior to such termination. Except as expressly provided in Section 6(k) above, the termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Award previously granted under the Plan.

(d) Stockholder Approval. To the extent required by applicable law, the Plan will be subject to approval of the Company’s stockholders within 12 months of its adoption date. An amendment of the Plan will be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules.

SECTION 12. DEFINITIONS.

(a) “Award” means any award granted under the Plan, including as an Option, an award of Restricted Stock Units or the grant or sale of Shares pursuant to Section 5 of the Plan.

(b) “Award Agreement” means a Restricted Stock Unit Agreement, Stock Grant Agreement, Stock Option Agreement or Stock Purchase Agreement or such other agreement evidencing an Award under the Plan.

(c) “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means a committee of the Board of Directors, as described in Section 2(a).

(f) “Company” means Space Apprentices Enterprise Inc., a Delaware corporation.

(g) “Consultant” means a person, excluding Employees and Outside Directors, who performs bona fide services for the Company, a Parent3 or a Subsidiary as a consultant or advisor and who qualifies as a consultant or advisor under Rule 701(c)(1) of the Securities Act or under Instruction A.1.(a)(1) of Form S-8 under the Securities Act.

[3]	Note that special considerations apply if the Company proposes to grant awards to consultant or advisor of a Parent company.

(h) “Date of Grant” means the date of grant specified in the Award Agreement, which date shall be the later of (i) the date on which the Board of Directors resolved to grant the Award or (ii) the first day of the Participant’s Service.

(i) “Disability” means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

(j) “Employee” means any individual who is a commonlaw employee of the Company, a Parent4 or a Subsidiary.

(k) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l) “Exercise Price” means the amount for which one Share may be purchased upon exercise of an Option, as specified by the Board of Directors in the applicable Stock Option Agreement.

(m) “Fair Market Value” means the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

(n) “Grantee” means a person to whom the Board of Directors has awarded Shares under the Plan.

(o) “ISO” means an Option that qualifies as an incentive stock option as described in Code Section 422(b). Notwithstanding its designation as an ISO, an Option that does not qualify as an ISO under applicable law shall be treated for all purposes as an NSO.

(p) “NSO” means an Option that does not qualify as an incentive stock option as described in Code Section 422(b) or 423(b).

(q) “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Shares.

(r) “Optionee” means a person who holds an Option.

(s) “Outside Director” means a member of the Board of Directors who is not an Employee.

(t) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

[4]	Note that special considerations apply if the Company proposes to grant awards to an Employee of a Parent company.

(u) “Participant” means the holder of an outstanding Award.

(v) “Plan” means this Space Apprentices Enterprise Inc. 2018 Stock Plan.

(w) “Purchase Price” means the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Board of Directors.

(x) “Purchaser” means a person to whom the Board of Directors has offered the right to purchase Shares under the Plan (other than upon exercise of an Option).

(y) “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

(z) “Restricted Stock Unit Agreement” means the agreement between the Company and the recipient of a Restricted Stock Unit that contains the terms, conditions and restrictions pertaining to such Restricted Stock Unit.

(aa) “Securities Act” means the Securities Act of 1933, as amended.

(bb) “Service” means service as an Employee, Outside Director or Consultant. In case of any dispute as to whether and when Service has terminated, the Board of Directors shall have sole discretion to determine whether such termination has occurred and the effective date of such termination.

(cc) “Share” means one share of Stock, as adjusted in accordance with Section 9 (if applicable).

(dd) “Stock” means the Class A Common Stock of the Company.

(ee) “Stock Grant Agreement” means the agreement between the Company and a Grantee who is awarded Shares under the Plan that contains the terms, conditions and restrictions pertaining to the award of such Shares.

(ff) “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to the Optionee’s Option.

(gg) “Stock Purchase Agreement” means the agreement between the Company and a Purchaser who purchases Shares under the Plan that contains the terms, conditions and restrictions pertaining to the purchase of such Shares.

(hh) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

Exhibit a

Schedule Of Shares Reserved For Issuance Under The Plan

Date of Board Approval	Date of Stockholder Approval	Number of Shares Added	Cumulative Number of Shares

		Not Applicable	19,325,958

Summary Of Modifications And Amendments To The Plan

The following is a summary of material modifications made to the Plan (including any material deviations from the Gunderson Dettmer precedent form used to create the Plan):

Space Apprentices Enterprise Inc. 2018 Stock Plan

Notice Of Stock Option Grant (installment Exercise)

The Optionee has been granted the following option to purchase shares of the Class A Common Stock of Space Apprentices Enterprise Inc. (the “Company”):

Name of Optionee:	«Name»

Total Number of Shares:	«TotalShares»

Type of Option:	«ISO» Incentive Stock Option (ISO)

«NSO» Nonstatutory Stock Option (NSO)

Exercise Price per Share:	$«PricePerShare»

Date of Grant:	«DateGrant»

Vesting Schedule/Date Exercisable:	This option shall vest and become exercisable with respect to the first «Percent»% of the Shares subject to this option when the Optionee completes «CliffPeriod» months of continuous Service beginning with the Vesting Commencement Date set forth below. This option shall vest and become exercisable «Fraction»% of the Shares subject to this option when the Optionee completes each month of continuous Service thereafter. with respect to an additional

Vesting Commencement Date:	«VestComDate»

Expiration Date:	«ExpDate». This option expires earlier if the Optionee’s Service terminates earlier, as provided in Section 6 of the Stock Option Agreement, or if the Company engages in certain corporate transactions, as provided in Section 9 of the Plan.

By signing below or otherwise accepting this option in a manner acceptable to the Company, the Optionee and the Company agree that this option is granted under, and governed by the terms and conditions of, this Notice of Stock Option Grant, the 2018 Stock Plan and the Stock Option Agreement. Both of the latter documents are attached to, and made a part of, this Notice of Stock Option Grant. Capitalized terms not otherwise defined herein or in the Stock Option Agreement shall have the meanings set forth in the Plan. Section 14 of the Stock Option Agreement includes important acknowledgements of the Optionee.

Optionee:	Space Apprentices Enterprise Inc.

By:
Title:

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THE OPTION GRANTED PURSUANT TO THE NOTICE OF STOCK OPTION GRANT AND THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

Space Apprentices Enterprise Inc. 2018 Stock Plan:

Stock option agreement (installment exercise)

SECTION 1. Grant Of Option.

(a) Option. On the terms and conditions set forth in the Notice of Stock Option Grant, this Agreement and the Plan, the Company has granted to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. The Exercise Price is agreed to be at least 100% of the Fair Market Value per Share on the Date of Grant (110% of Fair Market Value if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies). This option is intended to be an ISO or an NSO, as provided in the Notice of Stock Option Grant.

(b) $100,000 Limitation. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it shall be deemed to be an NSO to the extent (and only to the extent) required by the $100,000 annual limitation under Section 422(d) of the Code.

(c) Stock Plan and Defined Terms. This option is granted pursuant to the Plan, a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Except as otherwise defined in this Agreement (including without limitation Section 15 hereof), capitalized terms shall have the meaning ascribed to such terms in the Plan.

SECTION 2. Right To Exercise.

(a) Exercisability. Subject to Subsection (b) below and the other conditions set forth in this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b) Stockholder Approval. Any other provision of this Agreement notwithstanding, no portion of this option shall be exercisable at any time prior to the approval of the Plan by the Company’s stockholders.

SECTION 3. No Transfer Or Assignment Of Option.

Except as otherwise provided in or pursuant to this Agreement or the Plan, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

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SECTION 4. Exercise Procedures.

(a) Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by: (i) signing and delivering written notice (on a form prescribed by the Company) to the Company pursuant to Section 13(c) specifying the election to exercise this option, the number of Shares for which it is being exercised and the form of payment, (ii) if requested by the Company, executing and delivering such stockholders agreements as apply to the holders of the Company’s preferred stock (including, without limitation, any right of first refusal and co-sale agreement and/or voting agreement of the Company) and (iii) delivering payment, in a form permissible under Section 5, for the full amount of the Purchase Price (together with any applicable withholding taxes under Subsection (b)). In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option.

(b) Withholding Taxes. In the event that the Company determines that it is required to withhold any tax (including without limitation any income tax, social insurance contributions, payroll tax, payment on account or other tax-related items arising in connection with the Optionee’s participation in the Plan and legally applicable to the Optionee (the “Tax-Related Items”)) as a result of the grant, vesting or exercise of this option, or as a result of the transfer of shares acquired upon exercise of this option, the Optionee, as a condition of this option, shall make arrangements satisfactory to the Company to enable it to satisfy all Tax-Related Items. The Optionee acknowledges that the responsibility for all Tax-Related Items is the Optionee’s and may exceed the amount actually withheld by the Company (or its affiliate or agent).

(c) Issuance of Shares. After satisfying all requirements for exercise of this option, the Company shall cause to be issued one or more certificates evidencing, or electronic notation representing, the Shares for which this option has been exercised. Such Shares shall be registered (i) in the name of the person exercising this option, (ii) in the names of such person and his or her spouse as community property or as joint tenants with the right of survivorship or (iii) with the Company’s consent, in the name of a revocable trust. Until the issuance of the Shares has been entered into the books and records of the Company or a duly authorized transfer agent of the Company, no right to vote, receive dividends or any other right as a stockholder will exist with respect to such Shares. The Company shall cause any certificates evidencing such Shares to be delivered to or upon the order of the person exercising this option.

SECTION 5. Payment For Stock.

(a) Cash. All or part of the Purchase Price may be paid in cash or cash equivalents or pursuant to a form of electronic funds transfer acceptable to the Company.

(b) Surrender of Stock. At the discretion of the Board of Directors, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value as of the date when this option is exercised.

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(c) Cashless Exercise. All or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company. However, payment pursuant to the preceding sentence shall be permitted only if (i) Stock then is publicly traded and (ii) such payment does not violate applicable law. At the discretion of the Board of Directors, all or part of the Purchase Price and any withholding taxes may be paid pursuant to another cashless exercise arrangement established by the Company.

SECTION 6. Term And Expiration.

(a) Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date is 10 years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant and Section 3(b) of the Plan applies).

(b) Termination of Service (Except by Death). If the Optionee’s Service terminates for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)	The expiration date determined pursuant to Subsection (a) above;

(ii)	The date three months after the termination of the Optionee’s Service for any reason other than Disability; or

(iii)	The date six months after the termination of the Optionee’s Service by reason of Disability.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become vested and exercisable before the Optionee’s Service terminated or becomes vested and exercisable as a result of such termination. In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested and exercisable before the Optionee’s Service terminated or becomes vested and exercisable as a result of such termination. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(c) Death of the Optionee. If the Optionee dies while in Service, then this option shall expire on the earlier of the following dates:

(i)	The expiration date determined pursuant to Subsection (a) above; or

(ii)	The date 12 months after the Optionee’s death.

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All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become vested and exercisable before the Optionee’s death or becomes vested and exercisable as a result of the Optionee’s death. Once this option (or portion thereof) has terminated, the Optionee shall have no further rights with respect to the option (or portion thereof) or to the underlying Shares.

(d) Additional Vesting After Termination of Service. The period of time beginning on the date that the Optionee’s Service terminates or the date that the Optionee dies while in Service and ending on the earliest of the occasions determined pursuant to Subsections (b) or (c) above, as applicable, is referred to as the “post-termination exercise period”. To the extent this option is not fully vested and exercisable on the date the Optionee’s Service terminates or the date that the Optionee dies while in Service, the Board of Directors may, during the post-termination exercise period, take action to cause this option to become vested and exercisable (in whole or in part). In no event will this option become vested or exercisable after termination of the Optionee’s Service or death unless the Board of Directors takes affirmative action pursuant to the preceding sentence or unless expressly provided in a written agreement between the Company and the Optionee. In this regard, any provision of this Agreement or another agreement that provides for vesting upon an event (including, without limitation, a change in control) will be deemed to require Service through the occurrence of such event unless the agreement clearly provides otherwise.

(e) Extension of Post-Termination Exercise Periods. Following the date on which the Company’s Stock is first listed for trading on an established securities market, if during any part of the exercise period described in Subsections (b)(ii) or (iii) or Subsection (c)(ii) above the exercise of this option would be prohibited solely because the issuance of Shares upon such exercise would violate the registration requirements under the Securities Act or a similar provision of other applicable law, then instead of terminating at the end of such prescribed period, the then-vested portion of this option will instead remain outstanding and not expire until the earlier of (i) the expiration date determined pursuant to Section 6(a) above or (ii) the date on which the then-vested portion of this option has been exercisable without violation of applicable law for the aggregate period (which need not be consecutive) after termination of the Optionee’s Service specified in the applicable Subsection above.

(f) Part-Time Employment and Leaves of Absence. If the Optionee commences working on a part-time basis, then the Company may adjust the vesting schedule set forth in the Notice of Stock Option Grant. If the Optionee goes on a leave of absence, then, to the extent permitted by applicable law, the Company may adjust or suspend the vesting schedule set forth in the Notice of Stock Option Grant. Except as provided in the preceding sentence, Service shall be deemed to continue for any purpose under this Agreement while the Optionee is on a bona fide leave of absence approved by the Company in writing. Service shall be deemed to terminate when such leave ends, unless the Optionee immediately returns to active work when such leave ends.

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(g) Notice Concerning ISO Treatment. Even if this option is designated as an ISO in the Notice of Stock Option Grant, it ceases to qualify for favorable tax treatment as an ISO to the extent that it is exercised:

(i)	More than three months after the date when the Optionee ceases to be an Employee for any reason other than death or permanent and total disability (as defined in Section 22(e)(3) of the Code);

(ii)	More than 12 months after the date when the Optionee ceases to be an Employee by reason of permanent and total disability (as defined in Section 22(e)(3) of the Code); or

(iii)	More than three months after the date when the Optionee has been on a leave of absence for three months, unless the Optionee’s reemployment rights following such leave were guaranteed by statute or by contract.

SECTION 7. Right Of First Refusal.

(a) Right of First Refusal. In the event that the Optionee proposes to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the Right of First Refusal with respect to all (and not less than all) of such Shares. If the Optionee desires to transfer Shares acquired under this Agreement, the Optionee shall give a written Transfer Notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price, the name and address of the proposed Transferee and proof satisfactory to the Company that the proposed sale or transfer will not violate any applicable federal, State or foreign securities laws. The Transfer Notice shall be signed both by the Optionee and by the proposed Transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted under Subsection (b) below) by delivery of a notice of exercise of the Right of First Refusal within 30 days after the date when the Transfer Notice was received by the Company.

(b) Transfer of Shares. If the Company fails to exercise its Right of First Refusal within 30 days after the date when it received the Transfer Notice, the Optionee may, not later than 90 days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions no less favorable to the Optionee than those described in the Transfer Notice, provided that any such sale is made in compliance with applicable federal, State and foreign securities laws and not in violation of any other contractual restrictions to which the Optionee is bound. Any proposed transfer on terms and conditions less favorable than those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in Subsection (a) above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within 60 days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than cash or cash equivalents paid at the time of transfer, the Company shall have the option of paying for the Shares with cash or cash equivalents equal to the present value of the consideration described in the Transfer Notice.

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(c) Additional or Exchanged Securities and Property. In the event of a merger or consolidation of the Company, a sale of all or substantially all of the Company’s stock or assets, any other corporate reorganization, a stock split, the declaration of a stock dividend, the declaration of an extraordinary dividend payable in a form other than stock, a spin-off, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities, any securities or other property (including cash or cash equivalents) that are by reason of such transaction exchanged for, or distributed with respect to, any Shares subject to this Section 7 shall immediately be subject to the Right of First Refusal. Appropriate adjustments to reflect the exchange or distribution of such securities or property shall be made to the number and/or class of the Shares subject to this Section 7.

(d) Termination of Right of First Refusal. Any other provision of this Section 7 notwithstanding, in the event that the Stock is readily tradable on an established securities market when the Optionee desires to transfer Shares, the Company shall have no Right of First Refusal, and the Optionee shall have no obligation to comply with the procedures prescribed by Subsections (a) and (b) above.

(e) Permitted Transfers. This Section 7 shall not apply to (i) a transfer by beneficiary designation, will or intestate succession or (ii) a transfer to one or more members of the Optionee’s Immediate Family or to a trust or other entity established by the Optionee solely for the benefit of the Optionee and/or one or more members of the Optionee’s Immediate Family, provided in either case that the Transferee agrees in writing on a form prescribed by the Company to be bound by all provisions of this Agreement. If the Optionee transfers any Shares acquired under this Agreement, either under this Subsection (e) or after the Company has failed to exercise the Right of First Refusal, then this Agreement shall apply to the Transferee to the same extent as to the Optionee.

(f) Termination of Rights as Stockholder. If the Company makes available, at the time and place and in the amount and form provided in this Agreement, the consideration for the Shares to be purchased in accordance with this Section 7, then after such time the person from whom such Shares are to be purchased shall no longer have any rights as a holder of such Shares (other than the right to receive payment of such consideration in accordance with this Agreement). Such Shares shall be deemed to have been purchased in accordance with the applicable provisions hereof, whether or not any certificate(s) therefor have been delivered as required by this Agreement.

(g) Assignment of Right of First Refusal. The Board of Directors may freely assign the Company’s Right of First Refusal, in whole or in part. Any person who accepts an assignment of the Right of First Refusal from the Company shall be entitled to and assume all of the Company’s rights and obligations under this Section 7.

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SECTION 8. Legality Of Initial Issuance.

No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

(a) It and the Optionee have taken any actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

(b) Any applicable listing requirement of any stock exchange or other securities market on which Stock is listed has been satisfied; and

(c) Any other applicable provision of federal, State or foreign law has been satisfied.

SECTION 9. No Registration Rights.

The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

SECTION 10. Restrictions On Transfer Of Shares.

(a) General Restrictions. Unless the Stock is readily tradeable on an established securities market, the transfer of any of the Shares acquired pursuant to this Agreement (or any interest therein) shall, at the Company’s request, be conditioned upon (i) effecting such transfer pursuant to a form of stock transfer agreement prescribed by the Company and (ii) payment of a transfer fee not to exceed $5,000.

(b) Securities Law Restrictions. Regardless of whether the offer and sale of Shares under the Plan have been registered under the Securities Act or have been registered or qualified under the securities laws of any State or other relevant jurisdiction, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on the stock certificates (or electronic equivalent) or the imposition of stop-transfer instructions) and may refuse (or may be required to refuse) to transfer Shares acquired hereunder (or Shares proposed to be transferred in a subsequent transfer) if, in the judgment of the Company, such restrictions, legends or refusal are necessary or appropriate to achieve compliance with the Securities Act or other relevant securities or other laws, including without limitation under Regulation S of the Securities Act or pursuant to another available exemption from registration.

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(c) Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, the Optionee or a Transferee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Shares acquired under this Agreement without the prior written consent of the Company or its managing underwriter. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriter. In no event, however, shall such period exceed 180 days plus such additional period as may reasonably be requested by the Company or such underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports or (ii) analyst recommendations and opinions, including (without limitation) the restrictions set forth in Rule 2711(f)(4) of the National Association of Securities Dealers and Rule 472(f)(4) of the New York Stock Exchange, as amended, or any similar successor rules. The Market Stand-Off shall in any event terminate two years after the date of the Company’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Shares subject to the Market Stand-Off, or into which such Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (b). This Subsection (b) shall not apply to Shares registered in the public offering under the Securities Act.

(d) Investment Intent at Grant. The Optionee represents and agrees that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

(e) Investment Intent at Exercise. In the event that the sale of Shares under the Plan is not registered under the Securities Act but an exemption is available that requires an investment representation or other representation, the Optionee shall represent and agree at the time of exercise that the Shares being acquired upon exercising this option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel, including (if applicable because the Company is relying on Regulation S under the Securities Act) that as of the date of exercise the Optionee is (i) not a U.S. Person; (ii) not acquiring the Shares on behalf, or for the account or benefit, of a U.S. Person; and (iii) is not exercising the option in the United States.

(f) Legends. Any certificates (or electronic equivalent) evidencing Shares purchased under this Agreement shall bear the following legend:

“THE SHARES REPRESENTED HEREBY (AND ANY INTEREST THEREIN) MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF THE STOCK OPTION AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE ACQUIRED. SUCH AGREEMENT GRANTS TO THE COMPANY CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. IN ADDITION, THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN SUCH STOCK OPTION AGREEMENT. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH STOCK OPTION AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

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Any certificates (or electronic equivalent) evidencing Shares purchased under this Agreement in an unregistered transaction shall bear the following legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY SECURITIES LAWS OF ANY U.S. STATE, AND MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. IN THE ABSENCE OF REGISTRATION OR THE AVAILABILITY (CONFIRMED BY OPINION OF COUNSEL) OF AN ALTERNATIVE EXEMPTION FROM REGISTRATION UNDER THE ACT (INCLUDING WITHOUT LIMITATION IN ACCORDANCE WITH REGULATION S UNDER THE ACT), THESE SHARES MAY NOT BE SOLD, REOFFERED, PLEDGED, ASSIGNED, ENCUMBERED OR OTHERWISE TRANSFERRED OR DISPOSED OF. HEDGING TRANSACTIONS INVOLVING THESE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(g) Removal of Legends. If, in the opinion of the Company and its counsel, any legend placed on a stock certificate representing Shares sold under this Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but without such legend.

(h) Administration. Any determination by the Company and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on the Optionee and all other persons.

SECTION 11. Drag Along Right.

(a) Required Actions. If the Requisite Parties approve a Sale of the Company, then Optionee hereby agrees with respect to all Shares which the Optionee own(s) or over which the Optionee otherwise exercises voting or dispositive authority:

(i) if such Sale of the Company requires stockholder approval under the Certificate, the Bylaws of the Company or any law, rule or regulation applicable to the Company, to vote (in person, by proxy or by action by written consent, as applicable) such Shares in favor of such Sale of the Company (it being understood that, within five (5) days after the delivery of a proxy or consent solicitation statement (or similar document requesting the consent or approval of stockholders) in respect of any Sale of the Company, the Stockholder shall duly execute and deliver a proxy or consent, as the case may be, in favor of such Sale of the Company);

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(ii) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by the Optionee as is being sold by the Selling Holders to the person to whom the Selling Holders propose to sell their Shares;

(iii) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(iv) if the consideration for such Shares pursuant to the Sale of the Company includes any securities, accept in lieu thereof an amount of cash equal to the fair value (as determined in good faith by the Company) of such securities to the extent reasonably necessary (as determined in good faith by the Company) to comply with applicable federal and state securities laws;

(v) if the Selling Holders appoint a stockholder representative (the “Stockholder Representative”) for matters affecting the stockholders of the Company under the applicable definitive transaction agreements, to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Stockholder’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the Stockholders;

(vi) to agree to make representations and warranties and to agree to indemnity and other liability obligations in connection with the Sale of the Company on terms and conditions that, taken as a whole, are no less favorable to Optionee than to other holders of Class A Common Stock of the Company; and

(vii) to execute and deliver all related documentation and take such other action in support of the Sale of the Company, as reasonably requested by the Company, including a written consent, release and/or joinder, and to not take any action inconsistent with the Sale of the Company.

(b) Exceptions. Notwithstanding the foregoing, an Optionee will not be required to comply with Subsection (a) above in connection with any Sale of the Company unless (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock and (ii) each holder of Class A Common Stock will receive the same amount of consideration per share of Class A Common Stock as is received by other holders in respect of their shares of Class A Common Stock, subject, in each case, to any “rollover” or similar arrangements provided in the definitive documents relating to such Sale of the Company. If the consideration to be paid in exchange for the Shares pursuant to such Sale of the Company includes any securities and due receipt thereof by the Optionee would require under applicable law (x) the registration or qualification of such securities or of any person as a broker or dealer or agent with respect to such securities; or (y) the provision to any Optionee of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Optionee in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Optionee, an amount in cash equal to the fair value (as determined in good faith by the Company’s Board of Directors or the Requisite Parties, as applicable) of the securities which such Optionee would otherwise receive as of the date of the issuance of such securities in exchange for the Shares.

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SECTION 12. Adjustment Of Shares.

In the event of any transaction described in Section 9(a) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 9(a) of the Plan. In the event that the Company is a party to a merger or consolidation or in the event of a sale of all or substantially all of the Company’s stock or assets, this option shall be subject to the treatment provided by the Board of Directors in its sole discretion, as provided in Section 9(b) of the Plan.

SECTION 13. Miscellaneous Provisions.

(a) Rights as a Stockholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a stockholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5.

(b) No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

(c) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid, (iii) deposit with Federal Express Corporation, with shipping charges prepaid or (iv) deposit with any internationally recognized express mail courier service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Optionee at the address that he or she most recently provided to the Company in accordance with this Subsection (c). In addition, to the extent required or permitted pursuant to rules established by the Company from time to time, notices may be delivered electronically.

(d) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Optionee and by an authorized officer of the Company (other than the Optionee); provided, however, that a modification that is otherwise favorable to the Optionee (for example, providing the Optionee with additional time to exercise this option after termination of employment or providing for additional forms of payment) but causes this option to lose its tax-favored status (for example, as an ISO) shall not require the consent of the Optionee. No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.

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(e) Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(f) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(h) Binding Effect on Transferees, Heirs, Successors and Assigns. This Agreement shall be binding upon Optionee’s permitted transferees, heirs, successors and assigns; provided that for any such transfer to be deemed effective, the transferee shall agree on a form prescribed by the Company to be bound by the terms and conditions of this Agreement, including the restrictions on transfer in Section 10 and the drag along right in Section 11. The Company shall not record any transfer of Shares on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Subsection (h).

SECTION 14. Acknowledgements Of The Optionee.

In addition to the other terms, conditions and restrictions imposed on this option and the Shares issuable under this option pursuant to this Agreement and the Plan, the Optionee expressly acknowledges being subject to Sections 7 (Right of First Refusal), 8 (Legality of Initial Issuance), 10 (Restrictions on Transfer of Shares, including without limitation the Market Stand-Off) and 11 (Drag Along Right), as well as the following provisions:

(a) Tax Consequences. The Optionee agrees that the Company does not have a duty to design or administer the Plan or its other compensation programs in a manner that minimizes the Optionee’s tax liabilities. The Optionee shall not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from this option or the Optionee’s other compensation. In particular, any Optionee subject to U.S. taxation acknowledges that this option is exempt from Section 409A of the Code only if the Exercise Price is at least equal to the Fair Market Value per Share on the Date of Grant. Since Shares are not traded on an established securities market, the determination of their Fair Market Value is made by the Board of Directors or by an independent valuation firm retained by the Company. The Optionee acknowledges that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and the Optionee shall not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low. In addition, if this option is designated as an ISO, the Optionee acknowledges that there is no guarantee that the option in fact qualifies for incentive stock option treatment or that it will continue to qualify for incentive stock option treatment at the time of exercise. In this regard, the Optionee acknowledges that the Company may take actions that will cause the option to cease to be eligible for incentive stock option treatment and that such actions do not require the Optionee’s consent.

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(b) Electronic Delivery of Documents. The Optionee acknowledges and agrees that the Company may, in its sole discretion, deliver all documents relating to the Company, the Plan or this option and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the Securities and Exchange Commission) by email or other means of electronic transmission (including by posting them on a website maintained by the Company or a third party under contract with the Company). The Optionee acknowledges that he or she may incur costs in connection with any such delivery by means of electronic transmission, including the cost of accessing the internet and printing fees, and that an interruption of internet access may interfere with his or her ability to access the documents.

(c) No Notice of Expiration Date. The Optionee agrees that the Company and its officers, employees, attorneys and agents do not have any obligation to notify him or her prior to the expiration of this option pursuant to Section 6, regardless of whether this option will expire at the end of its full term or on an earlier date related to the termination of the Optionee’s Service. The Optionee further agrees that he or she has the sole responsibility for monitoring the expiration of this option and for exercising this option, if at all, before it expires. This Subsection (c) shall supersede any contrary representation that may have been made, orally or in writing, by the Company or by an officer, employee, attorney or agent of the Company.

(d) Waiver of Statutory Information Rights. The Optionee acknowledges and agrees that, upon exercise of this option and until the first sale of the Company’s Stock to the general public pursuant to a registration statement filed under the Securities Act, he or she shall waive, and shall be deemed to have waived, any rights the Optionee would otherwise have under Section 220 of the Delaware General Corporation Law (or under similar rights pursuant to any other applicable law) to inspect for any purpose and to make copies and extracts from the Company’s stock ledger, a list of its stockholders and its other books and records or the books and records of any subsidiary of the Company (the “Inspection Rights”). The Optionee acknowledges and understands that, but for the waiver made herein, the Optionee would be entitled, upon compliance with the procedures set forth in Section 220 of the Delaware General Corporation Law, to Inspection Rights pursuant thereto, and further acknowledges and agrees that the waiver set forth herein is a knowing and voluntary waiver of such rights, that the Optionee has received sufficient consideration for such waiver and that the Company would not be willing to provide the benefits to the Optionee hereunder without the benefit of such waiver from the Optionee. This waiver applies only in the Optionee’s capacity as a stockholder and does not affect any other inspection rights the Optionee may have pursuant to any written agreement with the Company.

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(e) Plan Discretionary. The Optionee understands and acknowledges that (i) the Plan is entirely discretionary, (ii) the Company and the Optionee’s employer have reserved the right to amend, suspend or terminate the Plan at any time, (iii) the grant of an option does not in any way create any contractual or other right to receive additional grants of options (or benefits in lieu of options) at any time or in any amount and (iv) all determinations with respect to any additional grants, including (without limitation) the times when options will be granted, the number of Shares offered, the Exercise Price and the vesting schedule, will be at the sole discretion of the Company.

(f) Termination of Service. The Optionee understands and acknowledges that participation in the Plan ceases upon termination of his or her Service for any reason, except as may explicitly be provided otherwise in the Plan or this Agreement.

(g) Extraordinary Compensation. The value of this option shall be an extraordinary item of compensation outside the scope of the Optionee’s employment contract, if any, and shall not be considered a part of his or her normal or expected compensation for purposes of calculating severance, resignation, redundancy or end-of-service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

(h) Authorization to Disclose. The Optionee hereby authorizes and directs the Optionee’s employer to disclose to the Company or any Subsidiary any information regarding the Optionee’s employment, the nature and amount of the Optionee’s compensation and the fact and conditions of the Optionee’s participation in the Plan, as the Optionee’s employer deems necessary or appropriate to facilitate the administration of the Plan.

(i) Personal Data Authorization. The Optionee consents to the collection, use and transfer of personal data as described in this Subsection (i). The Optionee understands and acknowledges that the Company, the Optionee’s employer and the Company’s other Subsidiaries hold certain personal information regarding the Optionee for the purpose of managing and administering the Plan, including (without limitation) the Optionee’s name, home address, telephone number, date of birth, social insurance number, salary, nationality, job title, any Shares or directorships held in the Company and details of all options or any other entitlements to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Optionee’s favor (the “Data”). The Optionee further understands and acknowledges that the Company and/or its Subsidiaries will transfer Data among themselves as necessary for the purpose of implementation, administration and management of the Optionee’s participation in the Plan and that the Company and/or any Subsidiary may each further transfer Data to any third party assisting the Company in the implementation, administration and management of the Plan. The Optionee understands and acknowledges that the recipients of Data may be located in the United States or elsewhere. The Optionee authorizes such recipients to receive, possess, use, retain and transfer Data, in electronic or other form, for the purpose of administering the Optionee’s participation in the Plan, including a transfer to any broker or other third party with whom the Optionee elects to deposit Shares acquired under the Plan of such Data as may be required for the administration of the Plan and/or the subsequent holding of Shares on the Optionee’s behalf. The Optionee may, at any time, view the Data, require any necessary modifications of Data or withdraw the consents set forth in this Subsection (i) by contacting the Company in writing.

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SECTION 15. Definitions.

(a) “Agreement” shall mean this Stock Option Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the Company, as constituted from time to time or, if a Committee has been appointed, such Committee.

(c) “Certificate” shall mean the Company’s amended and restated certificate of incorporation as in effect from time to time.

(d) “Company” shall mean Space Apprentices Enterprise Inc., a Delaware corporation.

(e) “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

(f) “Optionee” shall mean the person named in the Notice of Stock Option Grant.

(g) “Plan” shall mean the Space Apprentices Enterprise Inc. 2018 Stock Plan, as in effect on the Date of Grant.

(h) “Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

(i) “Requisite Parties” shall mean both the Board of Directors and the Selling Holders.

(j) “Right of First Refusal” shall mean the Company’s right of first refusal described in Section 7.

(k) “Sale of the Company” shall mean: (i) a transaction or series of related transactions in which a person, or a group of related persons, acquires from stockholders of the Company shares representing more than fifty percent (50%) of the outstanding voting power of the Company (a “Stock Sale”), (ii) a sale of all or substantially all of the assets of the Company or (iii) any other transaction that qualifies as a “Liquidation Event” as defined in the Certificate.

(l) “Selling Holders” shall mean the holders of a majority of the then-outstanding shares of Class A Common Stock (voting together as a single class and on an as-converted basis).

(m) “Service” shall mean service as an Employee, Outside Director or Consultant.

(n) “Transferee” shall mean any person to whom the Optionee has directly or indirectly transferred any Share acquired under this Agreement.

(o) “Transfer Notice” shall mean the notice of a proposed transfer of Shares described in Section 7.

(p) “U.S. Person” shall mean a person described in Rule 902(k) of Regulation S of the Securities Act (or any successor rule or provision), which generally defines a U.S. person as any natural person resident in the United States, any estate of which any executor or administrator is a U.S. Person, or any trust of which of any trustee is a U.S. Person.

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Space Apprentices Enterprise Inc. 2018 Stock Plan

Notice Of Stock Option Exercise (installment Exercise)

You must sign this Notice on Page 4 before submitting it to the Company.

Optionee Information:

Name:	Social Security Number:

Address:	Employee Number:

Email Address:

Option Information:

Date of Grant: ______________, 20________	Type of Stock Option:

Exercise Price per Share: $ _______	☐	Nonstatutory (NSO)

Total number of shares of Class A Common Stock of Space Apprentices Enterprise Inc. (the “Company”) covered by the option: _______________	☐	Incentive (ISO)

Exercise Information:

Number of shares of Class A Common Stock of the Company for which the option is being exercised now: . (These shares are referred to below as the “Purchased Shares.”)

Total Exercise Price for the Purchased Shares: $________________

Form of payment enclosed [check all that apply]:

☐	Check for $____________, payable to “Space Apprentices Enterprise Inc.”

☐	Certificate(s) for____________shares of Class A Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

☐	Attestation Form covering____________shares of Class A Common Stock of the Company. These shares will be valued as of the date this notice is received by the Company. [Requires Company consent.]

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Name(s) in which the Purchased Shares should be registered [please review the attached explanation of the available forms of ownership, and then check one box]*:

☐	In my name only

☐	In the names of my spouse and myself as community property	My spouse’s name (if applicable):

☐	In the names of my spouse and myself as community property with the right of survivorship

☐	In the names of my spouse and myself as joint tenants with the right of survivorship

☐	In the name of an eligible revocable trust [requires Stock Transfer Agreement]	Full legal name of revocable trust:

*While the Company will register the Purchased Shares in accordance with your instruction, this document does not control or change the nature of the Purchased Shares as community property or separate property. You are advised to consult your own advisor to determine if additional steps or documentation are required in this regard.

Representations And Acknowledgements Of The Optionee;

1.	I represent and warrant to the Company that I am acquiring and will hold the Purchased Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Purchased Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

2.	I understand that my purchase of the Purchased Shares has not been registered under the Securities Act by reason of a specific exemption therefrom and that the Purchased Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

3.	I acknowledge that the Company is under no obligation to register the Purchased Shares or any sale or transfer thereof.

4.	I am aware of Rule 144 under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer be available, that the resale occur only after a holding period required by Rule 144 has been satisfied, that the sale occur through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied as of the date set forth below, and that the Company is not required to take action to satisfy any conditions applicable to it.

5.	I will not sell, transfer or otherwise dispose of the Purchased Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

6.	I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Purchased Shares and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Purchased Shares.

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7.	I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Purchased Shares for an indefinite period and to suffer a complete loss of my investment in the Purchased Shares.

8.	I acknowledge that the Purchased Shares remain subject to the Company’s right of first refusal, the drag-along right and the market stand-off (sometimes referred to as the “lock-up”), all in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement. I acknowledge that any transfer of the Purchased Shares may be subject to a transfer fee and must be effected on the Company’s form of stock transfer agreement, as further described in the Stock Option Agreement.

9.	I acknowledge that I am acquiring the Purchased Shares subject to all other terms of the Notice of Stock Option Grant and Stock Option Agreement.

10.	I acknowledge that I have received a copy of the Company’s explanation of the forms of ownership available for my Purchased Shares. I acknowledge that the Company has encouraged me to consult my own adviser to determine the form of ownership that is appropriate for me. In the event that I choose to transfer my Purchased Shares to a trust, I agree to sign a Stock Transfer Agreement on a form prescribed by the Company. In the event that I choose to transfer my Purchased Shares to a trust that does not satisfy the requirements described in the attached explanation (i.e., a trust that is not an eligible revocable trust), I also acknowledge that the transfer will be treated as a “disposition” for tax purposes. As a result, the favorable ISO tax treatment will be unavailable and other unfavorable tax consequences may occur.

11.	I acknowledge that I have received a copy of the Company’s explanation of the federal income tax consequences of an option exercise. I acknowledge that the Company has encouraged me to consult my own adviser to determine the tax consequences of acquiring the Purchased Shares at this time.

12.	I agree that the Company does not have a duty to design or administer the 2018 Stock Plan or its other compensation programs in a manner that minimizes my tax liabilities. I will not make any claim against the Company or its Board of Directors, officers or employees related to tax liabilities arising from my options or my other compensation. In particular, I acknowledge that my options are exempt from section 409A of the Internal Revenue Code only if the exercise price per share is at least equal to the fair market value per share of the Company’s Class A Common Stock at the time the option was granted by the Company’s Board of Directors. Since shares of the Company’s Class A Common Stock are not traded on an established securities market, the determination of their fair market value was made by the Company’s Board of Directors or by an independent valuation firm retained by the Company. I acknowledge that there is no guarantee in either case that the Internal Revenue Service will agree with the valuation, and I will not make any claim against the Company or its Board of Directors, officers or employees in the event that the Internal Revenue Service asserts that the valuation was too low.

13.	I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

14.	I consent, with respect to all shares of capital stock of the Company held by me, to receive any notice given by the Company under its certificate of incorporation or bylaws, as the same may be amended and/or restated from time to time, the General Corporation Law of the State of Delaware (the “General Corporation Law”) or otherwise, by electronic transmission pursuant to Section 232 of the General Corporation Law at the email address set forth above. I further acknowledge and agree that the Company may rely upon any expressions of my consent to proposed corporate actions received from the email address provided above. I hereby agree to notify the Company of any change to my email address set forth above, and further agree that the provision of such notice shall constitute my consent to receive notice and to provide my expression of consent as provided herein at such address. In the event that the Company is unable to deliver notice to me at the e-mail address set forth above, I shall, within five (5) days after a request by the Company, provide the Company with a valid e-mail address to which I consent to receive notice and to provide expressions of consent as provided herein.

Signature:	date:

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Explanation Of Forms Of Stock Ownership

Purpose Of This Explanation

The purpose of this explanation is to provide you with a brief summary of the forms of legal ownership available for the shares that you are purchasing (the “Purchased Shares”). For a number of reasons, this explanation is no substitute for personal legal advice:

●	To make the explanation short and readable, only the highlights are covered. Some legal rules are not addressed, even though they may be important in particular cases.

●	While the summary attempts to deal with the most common situations, your own situation may well be different from the norm.

●	The law may change, and the Company is not responsible for updating this summary.

●	The form in which you own your shares may have a substantial impact on the estate tax treatment that applies to those shares when you die or the income tax treatment that applies when your survivors sell the shares after your death.

For These Reasons, The Company Strongly Encourages You To Consult Your Own Adviser Before Exercising Your Option And Before Making A Decision About The Form Of Ownership For Your Shares.

Overview

The Notice of Stock Option Exercise offers five forms of taking title to the Purchased Shares:

●	In your name only,

●	In your name and the name of your spouse as community property,

●	In your name and the name of your spouse as community property with the right of survivorship,

●	In your name and the name of your spouse as joint tenants with the right of survivorship, or

●	In the name of an eligible revocable trust.

Title in the Purchased Shares depends upon (a) your marital status, (b) the marital property laws of your state of residence and (c) any agreement with your spouse altering the existing marital property laws of your state of residence. If you are not married, you generally will take title in your name alone. If you are married, title depends upon the marital property laws of your state of residence. In general, states are classified either as “community property” states or as “common-law property” states. (But individual state law may vary within these classifications.)

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Community Property And Joint Tenancy

Community property states include California, Texas, Washington, Arizona, Nevada, New Mexico, Idaho, Louisiana and Wisconsin. In a community property state, property acquired during marriage by either spouse is presumed to be one-half owned by each spouse. All other property is classified as the separate property of the spouse who acquires the property. While either spouse has equal management and control over the community property and may sell, spend or encumber all community property, neither spouse may gift community property or partition his/her one-half interest without the consent of the other spouse. Upon divorce, all community property is divided equally among the spouses and each spouse is entitled to retain all of his/her separate property. Upon the death of a spouse, one-half of the community property (and all of the decedent spouse’s separate property) will pass to the decedent spouse’s heirs. The other one-half of the community property remains the property of the surviving spouse.

Other states are common-law property states. In a common-law property state, each spouse is generally deemed to own whatever he/she earns or acquires.

A married couple may elect to alter the marital property rules by mutually agreeing to take title to property in other forms. For example, a couple residing in a community property state may generally enter into an agreement and transform what otherwise would be community property into the separate property of the spouse who earns or acquires the property.

In addition, many community property and common-law property states allow married couples to take joint title in property acquired during marriage. For example, California allows a married couple to take title in a joint tenancy with the right of survivorship. In a joint tenancy, each spouse owns a one-half interest in the property as separate property. This means that each spouse may transfer or sell his/her one-half interest in the property while he/she is alive. However, unlike traditional separate property, a spouse cannot transfer his/her one-half interest to heirs at death. Instead, the surviving spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the property. (This is called the “right of survivorship.”) Both spouses must consent to taking property in a joint tenancy in lieu of having the community property laws apply.

California also allows a married couple to take title in the shares as community property with the right of survivorship. This means that the shares are treated like community property while both spouses are alive. However, if one spouse dies, then the other spouse automatically receives the decedent spouse’s one-half interest and becomes the full owner of the shares. In other words, the decedent spouse’s will or trust does not control the disposition of the shares.

If you have the Purchased Shares issued in a form other than those described above, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

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Trusts

A transfer to a trust generally should not be treated as a “disposition” of the Purchased Shares for tax purposes if the trust satisfies each of the following conditions:

●	You are the sole grantor of the trust,

●	You are the sole trustee, or you and your spouse are the sole co-trustees,

●	The trustee or trustees are not required to distribute the income of the trust to any person other than you and/or your spouse while you are alive, and

●	The trust permits you to revoke all or part of the trust and to have the trust’s assets returned to you, without the consent of any other person (including your spouse).

If you have the Purchased Shares issued to a trust that does not meet these requirements, then the transfer will be treated as a “disposition” for tax purposes. This means that the effect, for tax purposes, will be the same as selling the Purchased Shares. Please refer to the attached tax summary for additional information.

If you have the Purchased Shares issued to any trust, you will be required to sign a Stock Transfer Agreement in your capacity as trustee. Under the Stock Transfer Agreement, the Purchased Shares remain subject to the Company’s right of first refusal in accordance with the applicable Notice of Stock Option Grant and Stock Option Agreement.

The Company Will Not Check To Determine Whether The Form Of Ownership That You Elect In Your Notice Of Stock Option Exercise Is Appropriate. You Should Consult Your Own Advisers On This Subject. If An Inappropriate Election Is Made, The Form Of Ownership May Not Withstand Legal Scrutiny Or May Have Adverse Tax Consequences.

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Explanation Of U.s. Federal Income Tax Consequences

(Current as of January 2018)

Purpose Of This Explanation

The purpose of this explanation is to provide you with a brief summary of the tax consequences of exercising your option. For a number of reasons, this explanation is no substitute for personal tax advice:

●	To make the explanation short and readable, only the highlights are covered. Some tax rules are not addressed, even though they may be important in particular cases.

●	While the summary attempts to deal with the most common situations, your own tax situation may well be different from the norm.

●	State and foreign income taxes are not addressed at all, even though they could have a significant impact on your tax planning. Likewise, federal gift and estate taxes and state inheritance taxes are not discussed.

●	Tax planning involving incentive stock options is exceedingly complex, in part because of the possible application of the alternative minimum tax.

●	This explanation assumes that your option is not subject to section 409A of the Internal Revenue Code. However, the Company cannot be certain that section 409A is inapplicable to your option. (Please refer to the last segment of this summary for more information about section 409A.)

●	The tax rules change often, and the Company is not responsible for updating this summary. (Please refer to the date at the top of this page.)

For These Reasons, The Company Strongly Encourages You To Consult Your Own Tax Adviser Before Exercising Your Option.

Exercise Of Nso

If you are exercising an NSO, you generally will be taxed at the time of exercise. You will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price you are paying. If you are an employee or former employee of the Company, this amount is subject to withholding for income and payroll taxes. Your tax basis in the Purchased Shares (to calculate capital gain when you sell the shares) is equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as income on the exercise date.

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Disposition Of NSO Shares

When you dispose of the Purchased Shares, you will recognize a capital gain equal to the excess of (a) the sale proceeds over (b) your tax basis in the Purchased Shares. If the sale proceeds are less than your tax basis, you will recognize a capital loss. The capital gain or loss will be long-term if you held the Purchased Shares for more than 12 months. The holding period starts when you exercise your NSO. In general, the maximum marginal federal income tax rate on long-term capital gains is 20% under current law, but lower long-term capital gain rates may apply to certain taxpayers.

Effective January 1, 2013, as a result of the Health Care and Education Reconciliation Act of 2010, an additional Medicare contribution tax is imposed at a rate of 3.8% on the “net investment income” of individuals with adjusted gross incomes in excess of $200,000 ($250,000 in the case of a joint return, and $125,000 in the case of a married taxpayer filing separately). “Net investment income” includes income from interest, dividends, and capital gains, reduced by the deductions properly allocated to such income.

Depending on the level of your adjusted gross income, the additional Medicare contribution tax may be imposed on any short-term and long-term capital gain income and can increase your marginal tax rate.

Limit On ISO Treatment

The Notice of Stock Option Grant indicates whether your option is a nonstatutory stock option (NSO) or an incentive stock option (ISO). The favorable tax treatment for ISOs is limited, regardless of what the Notice of Stock Option Grant indicates. Of the options that become exercisable in any calendar year, only options covering the first $100,000 of stock are eligible for ISO treatment. The excess over $100,000 automatically receives NSO treatment. For this purpose, stock is valued at the time of grant. This means that the value is generally equal to the exercise price.

For example, assume that you hold an option to buy 60,000 shares for $8 per share. Assume further that the entire option becomes exercisable in four equal annual installments. Only the first 50,000 shares qualify for ISO treatment. (12,500 times $8 equals $100,000.) The remaining 10,000 shares will be treated as if they had been acquired by exercising an NSO. This is true regardless of when the option is actually exercised; what matters is when it first could have been exercised.

Exercise Of ISO And ISO Holding Periods

If you are exercising an ISO, you will not be taxed under the regular tax rules until you dispose of the Purchased Shares.1 (The alternative minimum tax rules are described below.) The tax treatment at the time of disposition depends on how long you hold the shares. You will satisfy the ISO holding periods if you hold the Purchased Shares until the later of the following dates:

●	More than two years after the ISO was granted, and

●	More than one year after the ISO is exercised.

1 Generally, a “disposition” of shares purchased under an ISO encompasses any transfer of legal title, such as a transfer by sale, exchange or gift. It generally does not include a transfer to your spouse, a transfer into joint ownership with right of survivorship (if you remain one of the joint owners), a pledge, a transfer by bequest or inheritance, or certain tax-free exchanges permitted under the Internal Revenue Code. A transfer to a trust is a “disposition” unless the trust is an eligible revocable trust, as described in the attached explanation.

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Disposition Of ISO Shares

If you dispose of the Purchased Shares after satisfying both of the ISO holding periods, then you will recognize only a long-term capital gain at the time of disposition. The amount of the capital gain is equal to the excess of (a) the sale proceeds over (b) the exercise price. In general, the maximum marginal federal income tax rate on long-term capital gains is 20% under current law, but lower long-term capital gain rates may apply to certain taxpayers.

Effective January 1, 2013, as a result of the Health Care and Education Reconciliation Act of 2010, an additional Medicare contribution tax is imposed at a rate of 3.8% on the “net investment income” of individuals with adjusted gross incomes in excess of $200,000 ($250,000 in the case of a joint return, and $125,000 in the case of a married taxpayer filing separately). “Net investment income” includes income from interest, dividends, and capital gains, reduced by the deductions properly allocated to such income.

If you dispose of the Purchased Shares before either or both of the ISO holding periods are met, then you will recognize ordinary income at the time of disposition. The amount of ordinary income will be equal to the excess of (a) the fair market value of the Purchased Shares on the date of exercise over (b) the exercise price. But if the disposition is an arm’s length sale to an unrelated party, the amount of ordinary income will not exceed the total gain from the sale. Under current IRS rules, the ordinary income amount will not be subject to withholding for income or payroll taxes.

Your tax basis in the Purchased Shares will be equal to the sum of the exercise price you paid for the Purchased Shares plus any additional amount you recognized as ordinary income. Any gain in excess of your basis will be taxed as a capital gain—either long-term or short-term, depending on how long you held the Purchased Shares after the date of exercise.

Summary Of Alternative Minimum Tax

The alternative minimum tax (AMT) must be paid to the extent that it exceeds your regular federal income tax for the year. For 2018, the first $191,500 ($95,750 for a married taxpayer filing a separate return) of your alternative minimum taxable income for the year over the allowable exemption amount (see below) is subject to alternative minimum taxation at the rate of 26%. The balance of your alternative minimum taxable income is subject to alternative minimum taxation at the rate of 28%. The dollar thresholds dividing the 26% and 28% rates are indexed for inflation in future years. Your alternative minimum tax base is equal to your alternative minimum taxable income (AMTI) minus your exemption amount.

●	Alternative Minimum Taxable Income. Your AMTI is equal to your regular taxable income, subject to certain adjustments and increased by items of tax preference. Among the many adjustments made in computing AMTI are the following:

●	State and local income and property taxes are not allowed as a deduction.

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●	Certain interest and other deductions are not allowed.

●	When an ISO is exercised, the spread is added to income for AMT purposes. (See discussion below.)

●	Exemption Amount. Before AMT is calculated, AMTI is reduced by the exemption amount. Under current law, the exemption amount is as follows:

Year:	Joint Returns:	Single Returns:	Separate Returns:
2018[2]	$109,400	$70,300	$54,700

The allowable exemption amount is reduced by $0.25 for each $1.00 by which alternative minimum taxable income for the year exceeds the following amounts:

Year:	Joint Returns:	Single Returns:	Separate Returns:
2018[3]	$1,000,000	$500,000	$500,000

This means, for example, in 2018, the $109,400 exemption amount is phased out completely for married individuals filing joint returns when their alternative minimum taxable income reaches $1,437,600 [($109,400 ÷ $0.25) + $1,000,000].

Application Of AMT When ISO Is Exercised

As noted above, when an ISO is exercised, the spread is included in AMTI at the time of exercise.

A special rule applies if you dispose of the Purchased Shares in the same year in which you exercised the ISO. If the amount you realize on the sale is less than the value of the stock at the time of exercise, then the amount includible in AMTI on account of the ISO exercise is limited to the gain realized on the sale.4

 2 Amounts are indexed for inflation in future years.

3 Amounts are indexed for inflation in future years.

4 This is similar to the rule that applies under the regular tax system in the event of a disqualifying disposition of ISO stock. The amount of ordinary income that must be recognized in that case generally does not exceed the amount of the gain realized in the disposition.

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To the extent that your AMT is attributable to the spread on exercising an ISO (and certain other items), you may be able to apply the AMT that you paid as a credit against your income tax liability in future years. But the rules on calculating the available tax credits were amended frequently in recent years and have become extraordinarily complex. On this issue in particular, you must consult your own tax adviser.

When Purchased Shares are sold, your basis for purposes of computing the capital gain or loss under the AMT system is increased by the option spread that exists at the time of exercise. Again, an ISO is treated under the AMT system much like an NSO is treated under the regular tax system. But your basis in the ISO shares for purposes of computing gain or loss under the regular tax system does not reflect any AMT that you pay on the spread at exercise. Therefore, if you pay AMT in the year of the ISO exercise and regular income tax in the year of selling the Purchased Shares, you could pay tax twice on the same gain (except to the extent that you can use the AMT credit described above).

Section 409a Of The Internal Revenue Code

The preceding summary assumes that section 409A of the Internal Revenue Code does not apply to your option. In general, your option is exempt from section 409A if the exercise price per share is at least equal to the fair market value per share of the Company’s Class A Common Stock at the time the option was granted by the Board of Directors. Since shares of Class A Common Stock are not traded on an established securities market, the determination of their fair market value generally is made by the Board of Directors or by an independent appraisal firm retained by the Company. In either case, there is no guarantee that the Internal Revenue Service will agree with the valuation.

If your option were found to be subject to section 409A, then you would be required to recognize ordinary income as early as the year in which the option (or portion thereof) vests. This amount would also be subject to a 20% federal tax in addition to the federal income tax at your usual marginal rate for ordinary income. Additional state income taxes may apply in some states.

Disclaimer Under Irs Circular 230

To ensure compliance with requirements imposed by U.S. tax authorities, we inform you that any U.S. tax advice contained in the foregoing summary is not intended or written to be used, and cannot be used, for the purpose of (i) avoiding United States federal, state or local tax penalties, or (ii) promoting, marketing or recommending to another party any matters addressed herein (including any attachments).

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SPACE APPRENTICES ENTERPRISE INC.

2018 STOCK PLAN

NOTICE OF RESTRICTED STOCK AWARD

NOTE:	Until the satisfaction of the conditions set forth in this Notice of Restricted Stock Award (the “Notice”), this Notice is in draft form and has no legal effect for any purpose.

(“Service Provider”):

Subject to the terms and conditions set forth in this Notice (including the conditions set forth in the section titled “Validity of this Notice”), on ___________ Space Apprentices Enterprise Inc., a Delaware corporation (the “Company”) grants the Service Provider the right to receive shares of the Common Stock of the Company (the “Stock Award” which sometimes may be referred to as the “Equity Award”). Unless otherwise defined in this Notice, capitalized terms used in this Notice shall have the meaning given to them in the Restricted Stock Agreement attached to this Notice and executed concurrently with this Notice (the “Restricted Stock Agreement”) or the Company’s 2018 Stock Plan (the “Plan”).

Date of Grant:	______________

Expiration of Stock Award offer:

Service Provider shall have 30 days following the Date of Grant to accept the Stock Award. Service Provider’s acceptance shall be indicated by executing and delivering the Company’s Restricted Stock Agreement using the on-line or electronic system established and maintained by the Company or a third party designated by the Company.

Notwithstanding the foregoing, in accordance with Section 10 of the Plan, if the Service Provider has not accepted the Stock Award prior to the occurrence of a Corporate Transaction, the outstanding Stock Award may be cancelled. Additionally, the Stock Award may be terminated in connection with the dissolution or liquidation of the Company.

Fair Market Value Per Share of Common Stock:	USD $___ per share

Number of Shares:	_______ Shares (of which _______ Shares (the “Vesting Shares”) shall initially be subject to vesting)

Vesting Commencement Date:	the Date of Award

Vesting Scedule:	So long as Service Provider’s Continuous Service Status does not terminate (and provided that no vesting shall occur following the termination for any reason of Service Provider’s Continuous Service Status), the Vesting Shares shall vest and not be subject to forfeiture upon termination for any reason of Service Provider’s Continuous Service Status in accordance with the following schedule:

Validity of this Notice

This Notice is in draft form and is not valid or effective for any purpose until such time as (1) both the Service Provider and the Company have e-signed this Notice using the on-line or electronic system established and maintained by the Company or a third party designated by the Company and such system has generated evidence of such e-signatures on a fully executed and dated version of this Notice, and (2) the Company’s minute book or other record of proceedings of the Company’s Board of Directors (the “Board”) includes appropriate written evidence of the valid approval of the Stock Award by the unanimous written consent of all the members of the Board in accordance with Section 141(f) of the Delaware General Corporation Law (“DGCL”) and any other applicable requirements, whether arising under the Plan, the Company’s certificate of incorporation and bylaws, the DGCL or otherwise.

Stock Award Documents

By e-signing this Notice, the Service Provider and the Company agree that the Stock Award and the Shares issued to the Service Provider upon acceptance of the Stock Award are awarded under and governed by the terms and conditions of (i) this Notice, (ii) the Plan, (iii) the Restricted Stock Agreement and (iv) any ancillary related documents (collectively, the “Stock Award Documents”). In the event of any conflict between the terms of the Restricted Stock Agreement and this Notice, the terms of the Restricted Stock Agreement will control.

By e-signing the Stock Award Documents, the Service Provider agrees and acknowledges the following:

(a) Service Provider has been able to access and view the Stock Award Documents and understands that all rights and obligations with respect to the Stock Award are set forth in the Stock Award Documents;

(b) Service Provider accepts and agrees to all terms and conditions contained in the Stock Award Documents and delivers the executed Restricted Stock Agreement to the Company; and

(c) Nothing in the Stock Award Documents confers upon Service Provider any right to continue Service Provider’s employment or consulting relationship with the Company for any period of time, nor does it interfere in any way with Service Provider’s right or the Company’s right to terminate that relationship at any time, for any reason, with or without Cause, subject to Applicable Laws. (For purposes of this paragraph, the term “Company” will be interpreted to include any Parent, Subsidiary or Affiliate.)

[Signature Page Follows]

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The parties have executed this Notice of Restricted Stock Award effective as of _____________.

THE COMPANY:

Space Apprentices Enterprise Inc.

By:
Mikhail Kokorich, President

3050 Kenneth Street Santa Clara, CA 95054

mk@momentus.space

SERVICE PROVIDER:

[Name]

Address:

Email:

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SPACE APPRENTICES ENTERPRISE INC.

2018 STOCK PLAN

RESTRICTED STOCK AGREEMENT

This Restricted Stock Agreement (this “Agreement”) is made as of _________ by and between Space Apprentices Enterprise Inc., a Delaware corporation (the “Company”), and ________(“Participant”) pursuant to the Company’s 2018 Stock Plan (the “Plan”), which is attached to and made a part of this Agreement. Unless otherwise defined in this Agreement, capitalized terms used in this Agreement shall have the meaning given to them in the Plan.

1. Grant of Restricted Stock. Subject to the terms and conditions of this Agreement, the Company hereby grants to Participant ______ shares of the Company’s Common Stock (the “Shares”) as consideration of services rendered by Participant to the Company. As used elsewhere herein, the term “Shares” refers to all of the Shares purchased hereunder and all securities received in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other property to which Participant is entitled by reason of Participant’s ownership of the Shares. Shares that have not yet vested as of a given time pursuant to the vesting schedule in Section 2 below are referred to herein as “Unvested Shares”.

2. Vesting Schedule. _______ of the Shares shall initially be subject to vesting. The Unvested Shares shall vest in accordance with the Vesting Schedule set forth in the Notice of Restricted Stock Award; provided, however, that such vesting shall immediately cease as of the Termination Date. Fractional shares shall be rounded to the nearest whole share.

3. Limitations on Transfer. In addition to any other limitation on transfer created by the transfer restrictions set forth in Section 12 of the Plan or by Applicable Laws, Participant shall not assign, encumber or dispose of any interest in the Shares except to the extent permitted by, and in compliance with the provisions below and Applicable Laws.

(a) Forfeiture Upon Termination of Participant’s Continuous Service Status. Notwithstanding any contrary provision of this Agreement, in the event of any voluntary or involuntary termination of Participant’s Continuous Service Status prior to vesting pursuant to the Vesting Schedule set forth in Section 2 above for any reason (including death or Disability), with or without Cause, the then Unvested Shares will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company (the “Unvested Share Forfeiture”) upon the date of such termination (the “Termination Date”) and Participant will have no further rights or interests with respect to such Unvested Shares.

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(b) Transfer Restrictions; Right of First Refusal. Before any Shares held by Participant or any transferee of Participant (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company shall have the right to approve such transfer, in its sole and absolute discretion. If the Holder would like to transfer any Shares, the Holder must provide the Company or its assignee(s) with a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 3(b) (the “Right of First Refusal”), which the Company may either (1) exercise its Right of First Refusal and purchase the Shares as forth in this Section 3(b), (2) decline to exercise its Right of First Refusal and permit the transfer of the Shares to the Proposed Transferee (as defined below), or (3) decline to exercise its Right of First Refusal and reject any transfer of the Shares.

(i) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (A) the Holder’s intention to sell or otherwise transfer such Shares; (B) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (C) the number of Shares to be transferred to each Proposed Transferee; (D) the terms and conditions of each proposed sale or transfer, including (without limitation) the purchase price for such Shares (the “Transfer Purchase Price”); and (E) the Holder’s offer to the Company or its assignee(s) to purchase the Shares at the Transfer Purchase Price and upon the same terms (or terms as similar as reasonably possible).

(ii) Exercise of Right of First Refusal. At any time within 30 days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to reject the proposed transfer, in full or in part, or elect to purchase any or all of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Transfer Purchase Price, provided that if the Transfer Purchase Price consists of no legal consideration (as, for example, in the case of a transfer by gift), the purchase price will be the fair market value of the Shares as determined in good faith by the Company. If the Transfer Purchase Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Company in good faith.

(iii) Payment. Payment of the Transfer Purchase Price shall be made, at the election of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness or by any combination thereof within 60 days after receipt of the Notice or in the manner and at the times mutually agreed to by the Company (or its assignee(s)) and the Holder.

(iv) Holder’s Right to Transfer. If any of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are both (A) not purchased by the Company and/or its assignee(s) as provided in this Section 3(b) and (B) approved by the Company to be transferred, then the Holder may sell or otherwise transfer any unpurchased Shares to the Proposed Transferee at the Transfer Purchase Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with Applicable Laws and any other applicable transfer restrictions, including the transfer restrictions set forth in Plan, and the Proposed Transferee agrees in writing that the provisions of this Section 3 and the waiver of statutory information rights in Section 10 shall continue to apply to the Shares in the hands of such Proposed Transferee. The Company, in consultation with its legal counsel, may require the Holder to provide an opinion of counsel evidencing compliance with Applicable Laws. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again have the right to approve such transfer and be offered the Right of First Refusal.

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(v) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Holder’s lifetime or on Holder’s death by will or intestacy to Holder’s Immediate Family or to a trust for the benefit of Holder or Holder’s Immediate Family shall be exempt from the provisions of this Section 3(b). “Immediate Family” as used in this Agreement shall mean lineal descendant or antecedent, spouse (or spouse’s antecedents), father, mother, brother or sister (or their descendants), stepchild (or their antecedents or descendants), aunt or uncle (or their antecedents or descendants), brother-in-law or sister-in-law (or their antecedents or descendants) and shall include adoptive relationships, or any person sharing Holder’s household (other than a tenant or an employee). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section 3 and Section 10, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

(c) Company’s Right to Purchase upon Involuntary Transfer. In the event of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(v) above) of all or a portion of the Shares by the record holder thereof, the Company shall have the right to purchase any or all of the Shares transferred at the Fair Market Value of the Shares on the date of transfer (as determined by the Company in its sole discretion). Upon such a transfer, the Holder shall promptly notify the Secretary of the Company of such transfer. The right to purchase such Shares shall be provided to the Company for a period of 30 days following receipt by the Company of written notice from the Holder.

(d) Assignment. The right of the Company to purchase any part of the Shares may be assigned in whole or in part to any holder or holders of capital stock of the Company or other persons or organizations.

(e) Restrictions Binding on Transferees. All transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement and the Plan, including, without limitation, Sections 3 and 10 of this Agreement and Section 12 of the Plan and, insofar as applicable, the forfeiture provision in Section 3(a) above. Any sale or transfer of the Shares shall be void unless the provisions of this Agreement are satisfied.

(f) Termination of Rights. The transfer restrictions set forth in Section 3(b) above and Section 12 of the Plan, the Right of First Refusal granted the Company by Section 3(b) above and the right to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon (i) the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act (other than a registration statement relating solely to the issuance of Common Stock pursuant to a business combination or an employee incentive or benefit plan) or (ii) any transfer or conversion of Shares made pursuant to a statutory merger or statutory consolidation of the Company with or into another corporation or corporations if the common stock of the surviving corporation or any direct or indirect parent corporation thereof is registered under the Exchange Act. Upon termination of such transfer restrictions, the Company will remove any stop-transfer notices referred to in Section 7(b) below and related to the restrictions in this Section 3 and a new stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares not repurchased or forfeited shall be issued, on request, without the legend referred to in Section 7(a)(ii) below.

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(g) Lock-Up Agreement. If so requested by the Company or the underwriters in connection with the initial public offering of the Company’s securities registered under the Securities Act of 1933, as amended, Participant shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company however or whenever acquired (except for those being registered) without the prior written consent of the Company or such underwriters, as the case may be, for 180 days from the effective date of the registration statement, plus such additional period, to the extent required by FINRA rules, up to a maximum of 216 days from the effective date of the registration statement, and Participant shall execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such offering.

4. Escrow of Unvested Shares. For purposes of facilitating the enforcement of the provisions of Section 3 above, Participant agrees to deliver a Stock Power in the form attached to this Agreement as Exhibit A executed by Participant and by Participant’s spouse (if required for transfer), in blank, and such stock certificate(s), if any, to the Secretary of the Company, or the Secretary’s designee, to hold such Shares (and stock certificate(s), if any) and Stock Power in escrow and to take all such actions and to effectuate all such transfers and/or releases as are required in accordance with the terms of this Agreement. Participant hereby acknowledges that the Secretary of the Company, or the Secretary’s designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Participant agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Participant agrees that if the Secretary of the Company, or the Secretary’s designee, resigns as escrow holder for any or no reason, the Board shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement

5. Investment and Taxation Representations. In connection with the receipt of the Shares, Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Participant is receiving the Shares for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act or under any applicable provision of state law. Participant does not have any present intention to transfer the Shares to any other person or entity.

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(b) Participant understands that the Shares have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein.

(c) Participant further acknowledges and understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the securities.

(d) Participant is familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer of the securities (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Participant understands that the Company provides no assurances as to whether he or she will be able to resell any or all of the Shares pursuant to Rule 144, which rule requires, among other things, that the Company be subject to the reporting requirements of the Exchange Act, that resales of securities take place only after the holder of the Shares has held the Shares for certain specified time periods, and under certain circumstances, that resales of securities be limited in volume and take place only pursuant to brokered transactions. Notwithstanding this Section 5(d), Participant acknowledges and agrees to the restrictions set forth in Section 5(e) below.

(e) Participant further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(f) Participant represents that Participant is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (attached hereto as Annex I).

(g) Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s receipt or disposition of the Shares. Participant represents that Participant has consulted any tax consultants Participant deems advisable in connection with the receipt or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6. Voting Provisions. As a condition precedent to entering into this Agreement, at the request of the Company, Participant shall become a party to any voting agreement to which the Company is a party at the time of Participant’s execution and delivery of this Agreement, as such voting agreement may be thereafter amended from time to time (the “Voting Agreement”), by executing an adoption agreement or counterpart signature page agreeing to be bound by and subject to the terms of the Voting Agreement and to vote the Shares in the capacity of a “Common Holder” and a “Stockholder,” as such terms may be defined in the Voting Agreement.

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7. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Any stock certificate or, in the case of uncertificated securities, notice of issuance, for the Shares shall bear the following legends (as well as any legends required by the Company or applicable state and federal corporate and securities laws):

(i) “THE SECURITIES REFERENCED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(ii) “THE SECURITIES REFERENCED HEREIN MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH AND MAY BE OBTAINED FROM THE SECRETARY OF THE COMPANY AT NO CHARGE.”

(iii) “THE TRANSFER OF SECURITIES REFERENCED HEREIN IS SUBJECT TO RESTRICTIONS REQUIRING APPROVAL OF THE COMPANY PURSUANT TO AND IN ACCORDANCE WITH THE COMPANY’S STOCK PLAN, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS. THE COMPANY SHALL NOT REGISTER OR OTHERWISE RECOGNIZE OR GIVE EFFECT TO ANY PURPORTED TRANSFER OF SHARES OF STOCK THAT DOES NOT COMPLY WITH THE COMPANY’S STOCK PLAN.”

(iv) Any legend required by the Voting Agreement, as applicable.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or the Plan or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d) Required Notices. Participant acknowledges that the Shares are issued and shall be held subject to all the provisions of this Section 7, the Certificate of Incorporation and the Bylaws of the Company and any amendments thereto, copies of which are on file at the principal office of the Company. A statement of all of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any stockholder upon request and without charge, at the principal office of the Company, and the Company will furnish any stockholder, upon request and without charge, a copy of such statement. Participant acknowledges that the provisions of this Section 7 shall constitute the notices required by Sections 151(f) and 202(a) of the Delaware General Corporation Law and the Participant hereby expressly waives the requirement of Section 151(f) of the Delaware General Corporation Law that it receive the written notice provided for in Sections 151(f) and 202(a) of the Delaware General Corporation Law within a reasonable time after the issuance of the Shares.

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8. No Employment Rights. Nothing in this Agreement shall affect in any manner whatsoever any right with respect to continuation of an employment or consulting relationship with the Company (any parent, subsidiary or affiliate), nor shall it interfere in any way with such employee’s or consultant’s right or the Company’s (parent’s, subsidiary’s or affiliate’s) right to terminate his or her employment or consulting relationship at any time, with or without Cause.

9. Section 83(b) Election. Participant understands that Section 83(a) of the Code taxes as ordinary income the difference between the amount paid, if any, for the Shares and the Fair Market Value of the Shares as of the date any restrictions on the Shares lapse. In this context, “restriction” means the right of the Company to receive the Shares pursuant to the forfeiture provision set forth in Section 3(a) above, insofar as applicable. Participant understands that Participant may elect to be taxed at the time the Shares are granted, rather than when and as such shares vest, by filing an election under Section 83(b) (an “83(b) Election”) of the Code with the Internal Revenue Service within 30 days from the date of grant of the Shares. Even if the Fair Market Value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income under Section 83(a) in the future. Participant understands that failure to file such an election in a timely manner may result in adverse tax consequences for Participant. Participant further understands that an additional copy of such election form should be filed with Participant’s federal income tax return for the calendar year in which the date of this Agreement falls. Participant acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to grant of the Shares hereunder, does not purport to be complete, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Participant further acknowledges that the Company has directed Participant to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Participant may reside, and the tax consequences of Participant’s death, and Participant has consulted, and has been fully advised by, Participant’s own tax advisor regarding such tax laws and tax consequences or has knowingly chosen not to consult such a tax advisor. Participant further acknowledges that neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to Participant with respect to the tax consequences of Participant’s receipt of the Shares or of the making or failure to make an 83(b) Election.

Unless Participant executes and delivers to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election attached hereto as Exhibit B indicating that Participant has decided not to make an election pursuant to Section 83(b) of the Code, Participant’s execution of this Agreement indicates that Participant has decided to make an 83(b) Election and Participant agrees to furnish to the Company a copy of a manually executed form entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986,” attached hereto as Exhibit C. PARTICIPANT (AND NOT THE COMPANY, ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM WITH THE IRS, EVEN IF PARTICIPANT REQUESTS THE COMPANY, ITS AGENTS OR ANY OTHER PERSON MAKE THIS FILING ON PARTICIPANT’S BEHALF.

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10. Waiver of Statutory Information Rights. Participant acknowledges and understands that, but for the waiver made herein, Participant would be entitled, upon written demand under oath stating the purpose thereof, to inspect for any proper purpose, and to make copies and extracts from, the Company’s stock ledger, a list of its stockholders, and its other books and records, and the books and records of subsidiaries of the Company, if any, under the circumstances and in the manner provided in Section 220 of the Delaware General Corporation Law (any and all such rights, and any and all such other rights of Participant as may be provided for in Section 220, the “Inspection Rights”). In light of the foregoing, until the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended, Participant hereby unconditionally and irrevocably waives the Inspection Rights, whether such Inspection Rights would be exercised or pursued directly or indirectly pursuant to Section 220 or otherwise, and covenants and agrees never to directly or indirectly commence, voluntarily aid in any way, prosecute, assign, transfer, or cause to be commenced any claim, action, cause of action, or other proceeding to pursue or exercise the Inspection Rights. The foregoing waiver applies to the Inspection Rights of Participant in Participant’s capacity as a stockholder and shall not affect any rights of a director, in his or her capacity as such, under Section 220. The foregoing waiver shall not apply to any contractual inspection rights of Participant under any written agreement with the Company.

11. Miscellaneous.

(a) Governing Law. The validity, interpretation, construction and performance of this Agreement, and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of State of California without giving effect to principles of conflicts of law. For purposes of litigating any dispute that may arise directly or indirectly from this Agreement, the parties hereby submit and consent to the exclusive jurisdiction of State of California and agree that any such litigation shall be conducted only in the courts of State of California or the federal courts of the United States located in State of California and no other courts.

(b) Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties relating to the subject matter herein and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.

(c) Amendments and Waivers. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. No delay or failure to require performance of any provision of this Agreement shall constitute a waiver of that provision as to that or any other instance.

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(d) Successors and Assigns. Except as otherwise provided in this Agreement, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. The Company may assign any of its rights and obligations under this Agreement. No other party to this Agreement may assign, whether voluntarily or by operation of law, any of its rights and obligations under this Agreement, except with the prior written consent of the Company.

(e) Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address as set forth on the signature page, as subsequently modified by written notice, or if no address is specified on the signature page, at the most recent address set forth in the Company’s books and records.

(f) Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Laws, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

(g) Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

(h) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and all of which together shall constitute one and the same agreement. Execution of a facsimile copy will have the same force and effect as execution of an original, and a facsimile signature will be deemed an original and valid signature.

(i) Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Participant’s current or future participation in the Plan, this Agreement, the Shares, any other Company Securities or any other Company-related documents, by electronic means. By accepting this Agreement, whether electronically or otherwise, Participant hereby (i) consents to receive such documents by electronic means, (ii) consents to the use of electronic signatures, and (iii) if applicable, agrees to participate in the Plan and/or receive any such documents through an on-line or electronic system established and maintained by the Company or a third party designated by the Company, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions. To the extent Participant has been provided with a copy of this Agreement, the Plan, or any other documents relating to this Agreement in a language other than English, the English language documents will prevail in case of any ambiguities or divergences as a result of translation.

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(j) Imposition of Other Requirements. The Company reserves the right to impose other requirements on Participant’s participation in the Plan and on any Award or Shares acquired under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with Applicable Law or facilitate the administration of the Plan. Participant agrees to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing. Furthermore, Participant acknowledges that the laws of the country in which Participant is working at the time of grant of this Agreement, the purchase, vesting or sale of Shares received pursuant to this Agreement (including any rules or regulations governing securities, foreign exchange, tax, labor, or other matters) may subject Participant to additional procedural or regulatory requirements that Participant is and will be solely responsible for and must fulfill.

(k) No Acquired Rights. In accepting the Award, Participant acknowledges that the Plan is established voluntarily by the Company, is discretionary in nature, and may be modified, amended, suspended or terminated by the Company at any time. The grant of the Award is voluntary and occasional and does not create any contractual or other right to receive future grants of Awards or benefits in lieu of Awards, even if Awards have been granted repeatedly in the past, and all decisions with respect to future grants of Awards, if any, will be at the sole discretion of the Company. In addition, Participant’s participation in the Plan is voluntary, and the Award and the Shares subject to the Award are extraordinary items that do not constitute regular compensation for services rendered to the Company or any Subsidiary or Affiliate and are outside the scope of Participant’s employment contract, if any. The Award and the Shares subject to the Award are not intended to replace any pension rights or compensation and are not part of normal or expected salary or compensation for any purpose, including but not limited to calculating severance payments, if any, upon termination.

(l) Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data (as described below) by and among, as applicable, the Company and any Subsdiary or Affiliate for the exclusive purpose of implementing, administering, and managing Participant’s participation in the Plan. Participant understands that refusal or withdrawal of consent may affect Participant’s ability to participate in the Plan or to realize benefits from the Award.

Participant understands that the Company and any Subsidiary or Affiliate may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary or Affiliate, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Personal Data”). Participant understands that Personal Data may be transferred to any Subsidiary or Affiliate or third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in the United States, Participant’s country, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than Participant’s country.

(m) California Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

[Signature Page Follows]

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The parties have executed this Restricted Stock Agreement as of the date first set forthabove.

THE COMPANY:

Space Apprentices Enterprise Inc.

By:
Mikhail Kokorich, President

3050 Kenneth Street Santa Clara, CA 95054

mk@momentus.space

PARTICIPANT:

[Name]

Address:

Email:

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I, ___________, spouse of ________ (“Participant”), have read and hereby approve the foregoing Agreement. In consideration of the Company’s granting my spouse the right to acquire the Shares as set forth in the Agreement, I hereby agree to be bound irrevocably by the Agreement and further agree that any community property or other such interest that I may have in the Shares shall hereby be similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise or waiver of any rights under the Agreement.

SPOUSE OF PARTICIPANT (IF APPLICABLE):

[Name]

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EXHIBIT A

STOCK POWER

FOR VALUE RECEIVED and pursuant to that certain Restricted Stock Agreement between the undersigned (“Holder”) and Space Apprentices Enterprise Inc., a Delaware corporation (the “Company”), dated ___________ (the “Agreement”), the Holder hereby sells, assigns and transfers unto the Company________________________ shares of the Common Stock of the Company standing in Holder’s name on the Company’s books, whether held in uncertificated form or certificated form as Certificate No.____________, and does hereby irrevocably constitute and appoint_________________________ to transfer said stock on the books of the Company with full power of substitution in the premises. THIS STOCK POWER MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE EXHIBITS THERETO.

Date:

HOLDER:

[Name]

Address:

Email:

SPOUSE OF HOLDER (IF APPLICABLE):

[Name]

Instructions: Please do not fill in any blanks other than the signature line. The purpose of this stock power is to enable the Company to transfer Unvested Shares to the Company upon termination of Holder’s Continuous Service Status without requiring additional signatures on the part of Holder.

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IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.

YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.

YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON HAS PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See www.irs.gov.

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EXHIBIT B

ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING SECTION 83(b) ELECTION

The undersigned has entered into a restricted stock agreement (the “Agreement”) with Space Apprentices Enterprise Inc., a Delaware corporation (the “Company”), pursuant to which the undersigned is receiving ________ shares of Common Stock of the Company (the “Shares”). In connection with the receipt of the Shares, the undersigned hereby represents as follows:

1.	The undersigned has carefully reviewed the Agreement.

2.	The undersigned either (i) has consulted, and has been fully advised by, the undersigned’s own tax advisor regarding the federal, state and local tax laws and tax consequences of acquiring the Shares, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”) and pursuant to the corresponding provisions, if any, of applicable state law, or (ii) has knowingly chosen not to consult such a tax advisor.

3.	Unless the undersigned executes and delivers to the Company with the Agreement a copy of this Acknowledgment and Statement of Decision Regarding Section 83(b) Election with the item checked below indicating that Participant has decided not to make an election pursuant to Section 83(b) of the Code (“83(b) Election”), the undersigned’s execution of the Agreement indicates that the undersigned has decided to make an 83(b) Election and has agreed to furnish to the Company a copy of a manually executed form attached to the Agreement as an exhibit entitled “Election Under Section 83(b) of the Internal Revenue Code of 1986” [check if applicable]:

____	By checking this item, the undersigned hereby states that the undersigned has decided not to make an 83(b) Election in connection with the receipt of the Shares.

4.	Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned’s acquisition of the Shares or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Dated:

PARTICIPANT:

[Name]

Address:

Email:

SPOUSE OF PARTICIPANT (IF APPLICABLE):

[Name]

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EXHIBIT C

ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer (the “Taxpayer”) hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in Taxpayer’s gross income, the amount of any compensation taxable to Taxpayer in connection with Taxpayer’s receipt of the property described below:

1.	The name, address, taxpayer identification number and taxable year of the undersigned are:

Name of Taxpayer:
Name of Spouse (if applicable):
Address:
Taxpayer Identification No. of Taxpayer:	See below
Taxpayer Identification No. of Spouse (if applicable):	See below (if applicable)
Taxable Year for which this election is being made:

2.	The property which is the subject of this election is: ________ shares of the Common Stock (the “Shares”) of Space Apprentices Enterprise Inc., a Delaware corporation (the “Company”).

3.	The date on which the property was transferred is: ____________

4.	The property is subject to the following restrictions: The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement, including continued service.

5.	The fair market value of such property at the time of transfer is (determined without regard to any restriction other than a restriction which by its terms will never lapse): USD $____ per share X _________.

6.	The amount (if any) paid for such property: ________

Taxpayer is the person performing the services in connection with which the property was transferred. Taxpayer will:

●	file this election with the Internal Revenue Service office with which Taxpayer’s annual income tax return is filed not later than 30 days after the date of transfer of the property

●	furnish a copy of this election to the Company for whom the services were performed

●	include a copy of this election with Taxpayer’s income tax return for the taxable year in which the property is transferred

Dated:	X

TAXPAYER:		TAXPAYER SPOUSE (IF APPLICABLE):

	X	X
	(Signature)	(Signature (if applicable))

	X	X
	(Taxpayer Identification No.)	(Taxpayer Identification No. (if applicable))

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ANNEX I

Rule 506(d)(1)(i) to (viii) under the Securities Act of 1933, as amended

(i)	Has been convicted, within ten years before such sale (or five years, in the case of issuers, their predecessors and affiliated issuers), of any felony or misdemeanor:

(A)	In connection with the purchase or sale of any security;

(B)	Involving the making of any false filing with the Commission; or

(C)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(ii)	Is subject to any order, judgment or decree of any court of competent jurisdiction, entered within five years before such sale, that, at the time of such sale, restrains or enjoins such person from engaging or continuing to engage in any conduct or practice:

(A)	In connection with the purchase or sale of any security;

(B)	Involving the making of any false filing with the Commission; or

(C)	Arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities;

(iii)	Is subject to a final order of a state securities commission (or an agency or officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that:

(A)	At the time of such sale, bars the person from:

(1)	Association with an entity regulated by such commission, authority, agency, or officer;

(2)	Engaging in the business of securities, insurance or banking; or

(3)	Engaging in savings association or credit union activities; or

(B)	Constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before such sale;

(iv)	Is subject to an order of the Commission entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(b) or 78o-4(c)) or section 203(e) or (f) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-3(e) or (f)) that, at the time of such sale:

(A)	Suspends or revokes such person’s registration as a broker, dealer, municipal securities dealer or investment adviser;

(B)	Places limitations on the activities, functions or operations of such person; or

(C)	Bars such person from being associated with any entity or from participating in the offering of any penny stock;

(v)	Is subject to any order of the Commission entered within five years before such sale that, at the time of such sale, orders the person to cease and desist from committing or causing a violation or future violation of:

(A)	Any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933 (15 U.S.C. 77q(a)(1)), section 10(b) of the Securities Exchange Act of 1934 (15 U.S.C. 78j(b)) and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(c)(1)) and section 206(1) of the Investment Advisers Act of 1940 (15 U.S.C. 80b-6(1)), or any other rule or regulation thereunder; or

(B)	Section 5 of the Securities Act of 1933 (15 U.S.C. 77e).

(vi)	Is suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade;

(vii)	Has filed (as a registrant or issuer), or was or was named as an underwriter in, any registration statement or Regulation A offering statement filed with the Commission that, within five years before such sale, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is, at the time of such sale, the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued; or

(viii)	Is subject to a United States Postal Service false representation order entered within five years before such sale, or is, at the time of such sale, subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations.

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RECEIPT AND CONSENT

The undersigned hereby acknowledges receipt of a notice of issuance for _____ shares of Common Stock of Space Apprentices Enterprise Inc., a Delaware corporation (the “Company”).

The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Restricted Stock Agreement that Participant has entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned shares issued in the undersigned’s name.

Dated:

PARTICIPANT:

[Name]

Address:

Email:

SPOUSE OF PARTICIPANT (IF APPLICABLE):

[Name]

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